MML SERIES INVESTMENT FUND

This Prospectus describes the following Funds.

•	MML Asset Allocation Fund

seeks to provide high total return consistent with preservation of capital over the long-term.

•	MML Equity Income Fund

seeks dividend income and long-term capital growth.

•	MML Income & Growth Fund

seeks growth of capital. Income is a secondary objective.

•	MML Growth & Income Fund

seeks capital appreciation and income.

•	MML Blue Chip Growth Fund

seeks long-term capital growth. Income is a secondary objective.

•	MML Large Cap Growth Fund

seeks long-term capital appreciation.

•	MML Concentrated Growth Fund

seeks long-term growth of capital.

•	MML Mid Cap Value Fund

seeks long-term capital growth. Income is a secondary objective.

•	MML Mid Cap Growth Fund

seeks long-term capital appreciation.

•	MML Small/Mid Cap Value Fund

seeks long-term total return.

•	MML Small Company Value Fund

seeks long-term capital appreciation.

•	MML Small Cap Index Fund

seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600® Index.1

•	MML Global Fund

seeks long-term capital appreciation.

•	MML Foreign Fund

seeks long-term capital growth.

•	MML Conservative Allocation Fund

seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

•	MML Balanced Allocation Fund

seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

•	MML Moderate Allocation Fund

seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

•	MML Growth Allocation Fund

seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

•	MML Aggressive Allocation Fund

seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2009

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Summary Information

MML Series Investment Fund (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 61.

•	Investment return over the past ten years, or since inception if the Fund is less than ten years old.

•	Average annual total returns for the last one-, five- and ten-year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

Important Notes about performance information for the Funds.

Where indicated, average annual total returns for certain classes of a Fund are based on the performance of the indicated class of shares of the Fund, adjusted for class specific expenses, for periods prior to the inception of such classes.

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MML Asset Allocation Fund

Investment Objective

This Fund seeks to provide high total return consistent with preservation of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing its assets in both equity and fixed-income securities. The Fund’s Sub-Adviser, Capital Guardian Trust Company (“Capital Guardian”), has full discretion to determine the asset allocation between equity and fixed-income securities. The Fund will be measured against a neutral target of 60% equity and 40% fixed-income securities, around which Capital Guardian can allocate up to 80% in equities and 60% in fixed-income.

At least 80% of the fixed-income portion of the Fund will consist of the following:

•	Securities rated “Baa” or better at the time of purchase by Moody’s or “BBB” by Standard & Poor’s or Fitch or deemed by Capital Guardian to be of equivalent investment quality including mortgage-related and asset-backed securities;

•	Non-U.S. dollar fixed-income securities (up to 15% of the fixed-income assets including up to 5% in emerging markets fixed-income securities);

•	Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•	Derivatives, including forward currency contracts, interest rate swaps and yield curve swaps; and

•	Cash or cash equivalents including commercial bank obligations and commercial paper.

Fixed-income securities may include American Depository receipts (“ADRs”), Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated and non-U.S. dollar fixed-income securities subject to the limits set forth above.

The equity portion of the Fund invests at least 80% of its net assets, under normal market conditions, in equity and equity-related securities of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

The Fund may also hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk and Currency Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 4.35% for the quarter ended June 30, 2007 and the lowest was -15.85% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

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	One Year	Since Inception (05/01/06)
MML Asset Allocation Fund
Initial Class	-30.32%	-10.75%
MML Asset Allocation Fund
Service Class(1)	-30.51%	-10.99%

S&P 500® Index^	-37.00%	-11.19%
Barclays Capital U.S. Aggregate Bond Index^^	5.24%	6.55%
Lipper Balanced Fund Index^^^	-26.18%	-6.29%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%	.55%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.07%	.07%	(3)
Acquired Fund Fees and Expenses(4)	.01%	.01%
Total Annual Fund Operating Expenses(5)	.63%	.88%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$64	$202	$351	$786
Service Class	$90	$281	$488	$1,084

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

(4)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

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Capital Guardian Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Capital Guardian for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 4.54% for the quarter ended June 30, 2007 and the lowest was -15.65% for the quarter ended December 31, 2008.

Capital Guardian Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares Capital Guardian’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Capital Guardian composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (2/1/04)
Capital Guardian Composite
Initial Class	-30.04%	-3.16%
Service Class	-30.22%	-3.40%

S&P 500 Index^	-37.00%	-2.59%
Barclays Capital U.S. Aggregate Bond Index^^	5.24%	4.56%
Lipper Balanced Fund Index^^^	-26.18%	-0.18%

* Performance shown is a composite of all portfolios managed on a discretionary basis by Capital Guardian with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Initial Class expenses. The composite performance is provided solely to illustrate Capital Guardian’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended (the “1940 Act” and the “Code”), and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Capital Guardian is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MML Equity Income Fund

Investment Objective

This Fund seeks dividend income and long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing in the common stocks of established companies. The Fund will normally invest at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. Well-established companies are seasoned companies with relatively long operating histories.

The Fund typically employs a “value” approach in selecting investments. The in-house research team of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally looks for companies in the aggregate with one or more of the following:

•	an established operating history;

•	above-average dividend yield relative to the S&P 500® Index;

•	low price/earnings ratio relative to the S&P 500 Index;

•	a sound balance sheet and other positive financial characteristics; and

•	low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, foreign stocks, futures and options may also be purchased, in keeping with Fund objectives. Bank debt, loan participations and assignments, and high yield securities may also be purchased. The Fund’s investments in foreign securities are limited to 25% of its total assets. The Fund may engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or to protect against adverse changes in the U.S. dollar equivalent value of investments it expects to make.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk, Leveraging Risk and Lower-Rated Fixed Income Securities Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 6.76% for the quarter ended June 30, 2007 and the lowest was -22.15% for the quarter ended December 31, 2008.

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Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (05/01/06)
MML Equity Income Fund
Initial Class	-35.80%	-10.90%
MML Equity Income Fund
Service Class(1)	-35.97%	-11.13%

S&P 500 Index^	-37.00%	-11.19%
Russell 1000® Value Index^^	-36.85%	-12.08%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses(3)	.05%	.05%	(4)
Total Annual Fund Operating Expenses(5)	.80%	1.05%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$82	$255	$444	$990
Service Class	$107	$334	$579	$1,283

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	Other expenses are based on estimated amounts for the first full fiscal year.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

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T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.80% for the quarter ended June 30, 2003 and the lowest was -22.22% for the quarter ended December 31, 2008.

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The T. Rowe Price composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
T. Rowe Price Composite
Initial Class	-35.88%	-1.17%	2.08%
Service Class	-36.05%	-1.41%	1.83%

S&P 500 Index^	-37.00%	-2.19%	-1.38%
Russell 1000 Value Index^^	-36.85%	-0.79%	1.36%

* Performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Initial Class expenses. The composite performance is provided solely to illustrate T. Rowe Price’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of T. Rowe Price is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MML Income & Growth Fund

Investment Objective

This Fund seeks growth of capital. Income is a secondary objective.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing in common stocks of companies which the Fund’s Sub-Adviser, American Century Investment Management, Inc. (“American Century”), believes offer prospects for capital growth.

The Fund’s investment strategy utilizes quantitative management techniques in a two-step process. In the first step, the Fund managers rank stocks, primarily those of U.S. companies with a market capitalization greater than $2 billion, from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a Fund that provides better returns than its benchmark without taking on significant additional risk. In building the Fund’s portfolio, the portfolio managers also attempt to create a dividend yield that will be greater than that of the S&P 500 Index.

The Fund managers generally sell stocks from the Fund’s portfolio if they believe:

•	a stock becomes less attractive relative to other stock opportunities;

•	a stock’s risk parameters outweigh its return opportunity; or

•	specific events alter a stock’s prospects.

The Fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the Fund managers believe it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Fund’s investments in foreign securities are limited to 35% of its total assets. The Fund limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the Funds’ cash assets remain liquid while performing more like stocks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Preferred Stock Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 7.50% for the quarter ended June 30, 2007 and the lowest was -19.90% for the quarter ended December 31, 2008.

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Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (05/01/06)
MML Income & Growth Fund
Initial Class	-34.76%	-11.45%
MML Income & Growth Fund
Service Class(1)	-34.93%	-11.68%

S&P 500 Index^	-37.00%	-11.19%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses(3)	.09%	.09%	(4)
Total Annual Fund Operating Expenses(5)	.74%	.99%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$76	$237	$411	$918
Service Class	$101	$315	$547	$1,213

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	Other expenses are based on estimated amounts for the first full fiscal year.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

American Century Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by American Century for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be

–  13  –

interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.37% for the quarter ended June 30, 2003 and the lowest was -19.94% for the quarter ended December 31, 2008.

American Century Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares American Century’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The American Century composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Five Years		Ten Years
American Century Composite
Initial Class	-	34.71%	-	2.05%	-	0.97%
Service Class	-	34.88%	-	2.29%	-	1.21%

S&P 500 Index^	-	37.00%	-	2.19%	-	1.38%

* Performance shown is a composite of all discretionary accounts in excess of $5 million managed by American Century for at least one month with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Prior to January 1, 2001, the composite did not maintain a minimum requirement. The Investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Initial Class expenses. The composite performance is provided solely to illustrate American Century’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of American Century is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  14  –

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MML Growth & Income Fund

Investment Objective

This Fund seeks capital appreciation and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its net assets, under normal market conditions, in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase. In selecting investments, the Fund’s Sub-Adviser, Capital Guardian, gives greater consideration to potential appreciation and future dividends than to current income.

The Fund may also hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Foreign Investment Risk and Currency Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 6.76% for the quarter ended June 30, 2007 and the lowest was -22.25% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (05/01/06)
MML Growth & Income Fund
Initial Class	-40.10%	-16.25%
MML Growth & Income Fund
Service Class(1)	-40.26%	-16.47%

S&P 500 Index^	-37.00%	-11.19%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.06%	.06%	(3)
Acquired Fund Fees and Expenses(4)	.02%	.02%
Total Annual Fund Operating Expenses(5)	.58%	.83%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If

–  16  –

separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$59	$186	$324	$726
Service Class	$85	$265	$460	$1,025

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

(4)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Capital Guardian Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Capital Guardian for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.15% for the quarter ended June 30, 2003 and the lowest was -22.22% for the quarter ended December 31, 2008.

Capital Guardian Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares Capital Guardian’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Capital Guardian composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Capital Guardian Composite
Initial Class	-39.96%	-5.10%	-0.05%
Service Class	-40.12%	-5.37%	-0.33%

S&P 500 Index^	-37.00%	-2.19%	-1.38%

* Performance shown is a composite of all portfolios managed on a discretionary basis by Capital Guardian with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Equity segments of U.S. balanced portfolios, including uninvested cash within the segment, are included in the composite. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Initial Class expenses. The composite performance is provided solely to illustrate Capital Guardian’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Capital Guardian is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  17  –

MML Blue Chip Growth Fund

Investment Objective

This Fund seeks long-term capital growth. Income is a secondary objective.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the view of the Fund’s Sub-Adviser, T. Rowe Price, are well-established in their industries and have the potential for above-average earnings growth. In selecting securities, T. Rowe Price focuses on companies with a leading market position, seasoned management and strong financial fundamentals. The investment approach reflects T. Rowe Price’s belief that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, foreign stocks, futures and options may also be purchased, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets. The Fund may engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or to protect against adverse changes in the U.S. dollar equivalent value of investments it expects to make.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 8.48% for the quarter ended June 30, 2007 and the lowest was -24.61% for the quarter ended December 31, 2008.

–  18  –

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (05/01/06)
MML Blue Chip Growth Fund
Initial Class	-42.46%	-13.10%
MML Blue Chip Growth Fund
Service Class(1)	-42.61%	-13.34%

Russell 1000® Growth Index^	-38.44%	-11.16%
S&P 500 Index^^	-37.00%	-11.19%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.10%	.10%	(3)
Total Annual Fund Operating Expenses	.85%	1.10%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$87	$271	$471	$1,049
Service Class	$112	$350	$606	$1,340

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

–  19  –

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.57% for the quarter ended December 31, 1999 and the lowest was -24.90% for the quarter ended December 31, 2008.

T. Rowe Price Average Annual Total Returns for Similar Accounts

(for the periods ended December 31, 2008)

The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The T. Rowe Price composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
T. Rowe Price Composite
Initial Class	-42.64%	-3.84%	-2.10%
Service Class	-42.79%	-4.12%	-2.35%

Russell 1000 Growth Index^	-38.44%	-3.42%	-4.27%
S&P 500 Index^^	-37.00%	-2.19%	-1.38%

* Performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Initial Class expenses. The composite performance is provided solely to illustrate T. Rowe Price’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of T. Rowe Price is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  20  –

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MML Large Cap Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of large capitalization companies. Large capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of February 28, 2009, the range of capitalization of companies in the Russell 1000 Growth Index was $42.44 million to $337.87 billion. The Fund’s Sub-Adviser, Rainier Investment Management, Inc. (“Rainier”), will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the index. Rainier may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

Rainier’s stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers. The Fund will normally be invested in 40-80 securities. The Fund is diversified over a broad cross-section of economic sectors and industries. To help control risk, Rainier compares the Fund’s economic sector weightings to a broad index, and normally avoids extreme overweighting or underweighting relative to the index. Rainier favors companies with attractive fundamentals, such as strong revenue, earnings or cash flow growth. The Fund may invest up to 25% of its assets in foreign securities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Convertible Securities Risk, Preferred Stock Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 6.08% for the quarter ended September 30, 2007 and the lowest was -21.52% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Since Inception (05/01/06)
MML Large Cap Growth Fund
Initial Class	-	40.83%	-	13.80%
MML Large Cap Growth Fund
Service Class(1)	-	40.98%	-	14.03%

Russell 1000 Growth Index^	-	38.44%	-	11.16%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

–  22  –

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.13%	.13%	(3)
Total Annual Fund Operating Expenses	.78%	1.03%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$80	$249	$433	$966
Service Class	$105	$328	$569	$1,259

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

Rainier Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Rainier for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.66% for the quarter ended December 31, 2001 and the lowest was -29.21% for the quarter ended March 31, 2001.

–  23  –

Rainier Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares Rainier’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Rainier composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception 7/1/2000
Rainier Composite
Initial Class	-43.42%	-1.25%	-7.22%
Service Class	-43.57%	-1.49%	-7.45%

Russell 1000 Growth Index^	-38.44%	-3.42%	-8.60%

* Performance shown is a composite of all portfolios managed by Rainier with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The composite performance is provided solely to illustrate Rainier’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Rainier is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  24  –

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MML Concentrated Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks of companies that the Fund’s Sub-Adviser, Legg Mason Capital Management, Inc. (“Legg Mason”), believes offer above-average growth potential and trade at a significant discount to the Sub-Adviser’s assessment of their intrinsic value. Any income realized will be incidental to the Fund’s objective.

The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Under normal circumstances, Legg Mason expects to invest in a limited number of companies. Legg Mason currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

The Fund seeks to invest in companies that, in Legg Mason’s opinion, are undervalued at the time of purchase. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis. Legg Mason’s investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business. Legg Mason believes that investors should focus on the long-term economic progress of the investment and disregard short-term nuances.

For temporary defensive purposes, the Fund may invest up to 100% of its net assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. In addition, the Fund may hold cash reserves, when necessary, for anticipated securities purchases, shareholder redemptions or temporarily during periods when Legg Mason believes prevailing market conditions call for a defensive posture. If the Fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk, Leveraging Risk and Convertible Securities Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Class I Shares

During the periods shown above, the highest quarterly return was 12.82% for the quarter ended June 30, 2007 and the lowest was -32.37% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

–  26  –

	One Year	Since Inception (05/01/06)
MML Concentrated Growth Fund Class I	-59.87%	-24.53%
MML Concentrated Growth Fund Class II	-59.82%	-24.44%
MML Concentrated Growth Fund Service Class I(1)	-59.99%	-24.76%

Russell 1000 Growth Index^	-38.44%	-11.16%

(1) Performance for Service Class I shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Class I shares, adjusted to reflect Service Class I expenses.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Class I(1)	Class II(1)	Service Class I
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%	.60%	.60%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	N/A	.25%
Other Expenses	.33%	.22%	.33%	(3)
Total Annual Fund Operating Expenses	.93%	.82%	1.18%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$95	$296	$515	$1,143
Class II	$84	$262	$455	$1,014
Service Class I	$120	$375	$649	$1,432

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

Legg Mason Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Legg Mason for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 31.23% for the quarter ended June 30, 2003 and the lowest was -32.42% for the quarter ended December 31, 2008.

–  27  –

Legg Mason Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares Legg Mason’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Legg Mason composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Legg Mason Composite
Class I	-60.10%	-12.22%	-3.54%
Class II	-60.05%	-12.13%	-3.45%
Service Class I	-60.21%	-12.45%	-3.79%

Russell 1000 Growth Index^	-38.44%	-3.42%	-4.27%

* Performance shown is a composite of all discretionary, fee paying accounts with a minimum market value of $10 million managed by Legg Mason with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. From May 1, 2004 through September 30, 2005, the composite contains only accounts with a minimum market value of $25 million. Prior to May 1, 2004, the composite did not maintain a minimum market value requirement. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class I expenses. The composite performance is provided solely to illustrate Legg Mason’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Legg Mason is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  28  –

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MML Mid Cap Value Fund

Investment Objective

This Fund seeks long-term capital growth. Income is a secondary objective.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing in equity securities of companies which the Fund’s Sub-Adviser, American Century, believes offer prospects for long-term capital growth.

The Fund managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Fund managers look for companies with earnings, cash flows and/or assets that may not accurately reflect the companies’ value as determined by the Fund managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The Fund managers may sell stocks from the Fund’s portfolio if they believe:

•	a stock no longer meets their valuation criteria;

•	a stock’s risk parameters outweigh its return opportunity;

•	more attractive alternatives are identified; or

•	specific events alter a stock’s prospects.

The Fund will invest at least 80% of its net assets in equity securities of medium size companies. The Sub-Adviser considers medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The Fund managers intend to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index. As of February 28, 2009, the market capitalization ranges of the indices were $3.22 million to $337.87 billion and $40.71 million to $13.80 billion, respectively.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts and stock index futures contracts.

Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. When the managers believe it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. The Fund’s investments in foreign securities are limited to 35% of its total assets.

In the event of exceptional market or economic conditions, the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position it will not be pursuing its objective of capital growth.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Value Company Risk, Convertible Securities Risk, Preferred Stock Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

–  30  –

Initial Class Shares

During the periods shown above, the highest quarterly return was 5.99% for the quarter ended June 30, 2007 and the lowest was -19.04% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (05/01/06)
MML Mid Cap Value Fund
Initial Class	-24.51%	-7.16%
MML Mid Cap Value Fund
Service Class(1)	-24.70%	-7.39%

Russell Midcap® Value Index^	-38.44%	-13.88%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The Russell Midcap Value Index is a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.84%	.84%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.06%	.06%	(3)
Acquired Fund Fees and Expenses(4)	.01%	.01%
Total Annual Fund Operating Expenses(5)	.91%	1.16%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$93	$290	$504	$1,120
Service Class	$118	$368	$638	$1,409

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

(4)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  31  –

MML Mid Cap Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price, expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index – as of February 28, 2009, between $41.63 million and $13.28 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range. The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies.

As a growth investor, T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies with one or more of the following:

•	Have proven products or services;

•	Have a record of above-average earnings growth;

•	Have demonstrated potential to sustain earnings growth;

•	Operate in industries experiencing increasing demand; or

•	Have stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event or a temporary imbalance in the supply of, or demand for, the security.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities, futures and options. The Fund’s investments in foreign securities are limited to 25% of its total assets. The Fund may engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or to protect against adverse changes in the U.S. dollar equivalent value of investments it expects to make. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 10.99% for the quarter ended June 30, 2007 and the lowest was -25.59% for the quarter ended December 31, 2008.

–  32  –

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (05/01/06)
MML Mid Cap Growth Fund
Initial Class	-40.21%	-12.39%
MML Mid Cap Growth Fund
Service Class(1)	-40.37%	-12.62%

Russell Midcap® Growth Index^	-44.32%	-15.65%
S&P MidCap 400® Index^^	-36.23%	-12.71%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.77%	.77%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.06%	.06%	(3)
Total Annual Fund Operating Expenses	.83%	1.08%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$85	$265	$460	$1,025
Service Class	$110	$343	$595	$1,317

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the

–  33  –

historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Composite	21.39%, 4Q 2001	-25.34%, 4Q 2008

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The T. Rowe Price composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Five Years		Ten Years
T. Rowe Price Composite Initial Class Service Class	- -	39.77% 39.92%		0.54% 0.30%		3.98% 3.73%

Russell Midcap Growth Index^	-	44.32%	-	2.33%	-	0.19%
S&P MidCap 400 Index^^	-	36.23%	-	0.09%		4.45%

* Performance shown are composites of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Initial Class expenses. The composite performance is provided solely to illustrate T. Rowe Price’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of T. Rowe Price is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^The Russell Midcap Growth Index is a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  34  –

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MML Small/Mid Cap Value Fund

Investment Objective

This Fund seeks long-term total return.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small- and mid-cap U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), invests primarily in a diversified portfolio of equity securities of mid-sized companies that it determines, using its own fundamental value approach, to be undervalued. In selecting securities, AllianceBernstein uses its research to identify companies whose ability to grow earnings over the long term is not reflected in the current market price of their securities.

AllianceBernstein’s investment process has three main parts: identifying attractive opportunities, fundamental research and portfolio construction. AllianceBernstein begins by using a proprietary quantitative tool to screen a universe of about 2,500 small and mid-cap stocks, which is roughly consistent with the Russell 2500™ Index. AllianceBernstein generally focuses on those with market capitalizations, at the time of purchase, that fall within the range of capitalization from the smallest company in the Russell 2500 Index to the greater of $5 billion or the largest company in the Russell 2500 Index. As of February 28, 2009, the capitalization range of companies in the Russell 2500 Index was $3.22 million to $5.83 billion. AllianceBernstein’s quantitative tool computes an expected return for each stock relative to AllianceBernstein’s small and mid-cap universe based on various valuation and success factors, such as price-to-forward earnings and return on equity. AllianceBernstein ranks the stocks by their expected returns, and then the fundamental analysts conduct intensive research into those stocks that the quantitative model identifies as the most attractive 20%, as well as stock ideas generated by the fundamental analysts themselves. Once the research is reviewed and approved, portfolios are constructed on the basis of a stock’s expected return on a risk-adjusted basis, using proprietary risk models. Stocks with the highest risk-adjusted expected return are added to the portfolio, which typically holds 60 to 125 positions.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 61.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 0.48% for the quarter ended June 30, 2007 and the lowest was -28.14% for the quarter ended December 31, 2008.

–  36  –

Average Annual Total Returns(1)

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (05/01/06)
MML Small/Mid Cap Value Fund
Initial Class	-38.34%	-21.18%
MML Small/Mid Cap Value Fund
Service Class(2)	-38.51%	-21.40%

Russell 2500™ Index^	-36.79%	-14.07%

(1) The Fund’s name and investment strategy changed on May 1, 2008. The performance results shown above would not necessarily have been achieved had the Fund’s current strategy been in effect for the periods for which performance results are presented.

(2) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.06%	.06%	(3)
Acquired Fund Fees and Expenses(4)	.02%	.02%
Total Annual Fund Operating Expenses(5)	.83%	1.08%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$85	$265	$460	$1,025
Service Class	$110	$343	$595	$1,317

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

(4)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  37  –

MML Small Company Value Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other equity securities, such as warrants and rights. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index – as of February 28, 2009, between $3.22 million and $3.69 billion. The range of capitalizations of companies included in the Index will fluctuate as market prices increase or decrease. T. Rowe Price, the Fund’s Sub-Adviser, will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Index. The Fund may, on occasion, purchase companies with a market capitalization above the range. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with the Fund’s objective. The Fund may invest up to 20% of its total assets in foreign securities.

Reflecting a value approach to investing, T. Rowe Price seeks to purchase the stocks of companies the current stock prices of which do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for some of the following:

•	low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500, the company’s peers, or its own historical norm;

•	low stock price relative to a company’s underlying asset values;

•	above-average dividend yield relative to a company’s peers or its own historical norm;

•	a plan to improve the business through restructuring; and

•	a sound balance sheet and other positive financial characteristics.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Value Company Risk, Over-the-Counter Risk, Leveraging Risk and Convertible Securities Risk.

These Risks are described beginning on page 61.

Annual Performance(1)

The Fund began operations February 27, 2009, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  38  –

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that my be incurred under a variable life insurance or variable annuity contract.

	Class II		Service Class I
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fee	0.85%		0.85%
Distribution and Service (Rule 12b-1) Fees(1)	None		0.25%
Other Expenses(2)(3)	1.05%		1.05%
Total Annual Fund Operating Expenses	1.90%		2.15%

Less Expense Reimbursement	(.75%	)	(.75%	)
Net Fund Expenses(4)	1.15%		1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class II shares	$117	$524
Service Class I shares	$143	$601

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(2)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through May 2, 2010, to the extent that Net Fund Expenses would otherwise exceed 1.15% and 1.40% for Class II and Service Class I, respectively. The Net Fund expenses shown in the above table may exceed these amounts, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.36% for the quarter ended June 30, 1999 and the lowest was -25.36% for the quarter ended December 31, 2008.

–  39  –

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The T. Rowe Price composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Five Years		Ten Years
T. Rowe Price Composite
Class II	-	27.18%		2.03%	7.34%
Service Class I	-	27.37%		1.78%	7.08%

Russell 2000® Value Index^	-	28.92%		0.27%	6.11%
Russell 2000® Index^^	-	33.79%	-	0.93%	3.02%

* Performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class II expenses. The composite performance is provided solely to illustrate T. Rowe Price’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of T. Rowe Price is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MML Small Cap Index Fund

Investment Objective

This Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”).

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the securities of companies that make up the S&P SmallCap 600 Index, in weightings that approximate the relative composition of the securities contained in the Index, and in S&P SmallCap 600 Index futures approved by the Commodity Futures Trading Commission (“CFTC”). The S&P SmallCap 600 Index is a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor’s for industry group representation, market size, liquidity, adequate float size, and other trading requirements. As of February 28, 2009, the approximate market capitalization range of companies included in the S&P SmallCap 600 Index was between $15.09 million and $2.09 billion.

The Fund generally purchases and sells securities in order to allocate the Fund’s investments among stocks in proportions that approximately match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares that contribute to the return of the S&P SmallCap 600 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A. (“NTI”), uses a process known as “optimization,” which is a statistical sampling technique. Using this technique, NTI may invest in a statistically selected sample of the securities found in the Index instead of buying every possible stock. In doing so, NTI attempts to maximize the Fund’s liquidity and returns while minimizing its costs. (See discussion of “Optimization” on page 104). Therefore, the Fund may not hold every stock in the Index. NTI believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments, the performance of which is expected to correspond to the Index. The Fund may also use derivatives, such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” NTI believes that the use of these investments helps the Fund’s returns approach the returns of a fully invested portfolio, while enabling the Fund to keep cash on hand for liquidity purposes.

Because the Fund will have fees and transaction expenses (while the S&P SmallCap 600 Index has none), returns are likely to be below those of the S&P SmallCap 600 Index. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the S&P SmallCap 600 Index within a 0.98 correlation coefficient.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 5.09% for the quarter ended June 30, 2007 and the lowest was -25.23% for the quarter ended December 31, 2008.

–  42  –

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Since Inception (05/01/06)
MML Small Cap Index Fund
Initial Class	-	31.36%	-12.88%
MML Small Cap Index Fund
Service Class(1)	-	31.54%	-13.11%

S&P SmallCap 600 Index^	-	31.08%	-12.47%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The S&P SmallCap 600 Index is a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor’s for industry group representation, market size, liquidity, adequate float size and other trading requirements. The Index tracks the performance of the small-cap portion of the U.S. equity market. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.35%	.35%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses(3)	.19%	.19%	(4)
Total Annual Fund Operating Expenses(5)	.54%	.79%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$55	$173	$302	$677
Service Class	$81	$252	$439	$978

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	Other expenses are based on estimated amounts for the first full fiscal year.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  43  –

MML Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging markets. Massachusetts Financial Services Company (“MFS”), the Fund’s Sub-Adviser, normally invests the Fund’s assets primarily in equity securities. The Fund may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

While MFS may invest the Fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

MFS may engage in active and frequent trading in pursuing the Fund’s principal investment strategies.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk,

Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk, Preferred Stock Risk, Geographic Concentration Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Class I Shares

During the periods shown above, the highest quarterly return was 6.85% for the quarter ended June 30, 2007 and the lowest was -23.85% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Since Inception (05/01/06)
MML Global Fund Class I	-	43.70%	-	16.42%
MML Global Fund Class II	-	43.27%	-	16.11%
MML Global Fund Service Class I(1)	-	43.85%	-	16.64%

MSCI® World Index^	-	40.71%	-	12.21%

(1) Performance for Service Class I shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Class I shares, adjusted to reflect Service Class I expenses.

^ The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  44  –

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Class I(1)		Class II(1)		Service Class I
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%		.60%		.60%
Distribution and Service (Rule 12b-1) Fees(2)	N/A		N/A		.25%
Other Expenses	.67%		.57%		.67%	(3)
Total Annual Fund Operating Expenses	1.27%		1.17%		1.52%

Less Expense Reimbursement	(.37%	)	(.37%	)	(.37%	)
Net Fund Expenses(4)	.90%		.80%		1.15%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$92	$366	$661	$1,501
Class II	$82	$335	$608	$1,387
Service Class I	$117	$444	$794	$1,781

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

(4)	The expenses in the above table reflect written agreements by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through May 2, 2010, to the extent that Net Fund Expenses would otherwise exceed .90% and .80% for Classes I and II, respectively and through May 2, 2010, to the extent that Net Fund Expenses would otherwise exceed 1.15% for Service Class I shares. The agreements cannot be terminated unilaterally by MassMutual.

MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by MFS for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.29% for the quarter ended December 31, 1999 and the lowest was -18.01% for the quarter ended September 30, 1998.

–  45  –

MFS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares MFS’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The MFS composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MFS Composite
Class I	-34.23%	2.83%	2.98%
Class II	-34.16%	2.93%	3.08%
Service Class I	-34.39%	2.58%	2.73%

MSCI World Index^	-40.71%	-0.51%	-0.64%

* Performance shown is a composite of all portfolios managed by MFS with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The composite performance is provided solely to illustrate MFS’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of MFS is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  46  –

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MML Foreign Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by under normal market conditions, investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. While there are no set percentage targets, under normal market conditions the Fund invests primarily to predominantly in large to medium capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) greater than $2 billion. The Fund may, from time to time, have significant investments in one or more countries or in particular sectors such as financial services.

The Fund may use various derivative instruments and strategies seeking to protect its assets, implement a cash management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements, put and call options and collars. The Fund’s Sub-Adviser, Templeton Investment Counsel, LLC (“Templeton”), considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The Sub-Adviser’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing investments, the Fund’s Sub-Adviser focuses on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, may also be considered, but are not limiting factors.

When the Sub-Adviser believes market or economic conditions are unusual or unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goal.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 61.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 7.19% for the quarter ended June 30, 2007 and the lowest was -19.64% for the quarter ended December 31, 2008.

–  48  –

Average Annual Total Returns

(for periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Since Inception (05/01/06)
MML Foreign Fund
Initial Class	-	41.07%	-	10.49%
MML Foreign Fund
Service Class(1)	-	41.23%	-	10.72%

MSCI EAFE® Index^	-	43.38%	-	12.81%

(1) Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

^ The Morgan Stanley Capital International, Inc. (MSCI) Europe, Australasia, Far East (EAFE) Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.89%	.89%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.11%	.11%	(3)
Total Annual Fund Operating Expenses	1.00%	1.25%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$102	$318	$552	$1,225
Service Class	$127	$397	$686	$1,511

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

–  49  –

Templeton Prior Performance

for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Templeton for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.46% for the quarter ended June 30, 2003 and the lowest was -22.24% for the quarter ended September 30, 2002.

Templeton Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2008)

The table compares Templeton’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Templeton composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Five Years	Ten Years
Templeton Composite
Initial Class	-	41.70%	3.23%	4.13%
Service Class	-	41.85%	2.86%	3.82%

MSCI EAFE Index^	-	43.38%	1.66%	0.80%

* Performance shown is a composite of all discretionary tax-exempt non-U.S. equity portfolios managed by Templeton with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Initial Class expenses. The composite performance is provided solely to illustrate Templeton’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Templeton is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The Morgan Stanley Capital International, Inc. (MSCI) Europe, Australasia, Far East (EAFE) Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MML Allocation Funds

MML Conservative Allocation Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised primarily by MassMutual or a control affiliate of MassMutual, as well as in non-affiliated funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (“OFI”) and non-affiliated funds.1

•	Assets are allocated among Underlying Funds according to an asset allocation strategy of approximately 40% in equity funds and 60% in fixed-income funds, including money market funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These Risks are described beginning on page 61.

(1)	Each MML Allocation Fund does not currently invest in any non-affiliated funds. OFI is a majority owned, indirect subsidiary of MassMutual. The Underlying Funds are offered in separate prospectuses.

MML Balanced Allocation Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised primarily by MassMutual or a control affiliate of MassMutual, as well as in non-affiliated funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (“OFI”) and non-affiliated funds.1

•	Assets are allocated among Underlying Funds according to an asset allocation strategy of approximately 50% in equity funds and 50% in fixed-income funds, including money market funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These Risks are described beginning on page 61.

–  52  –

MML Moderate Allocation Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised primarily by MassMutual or a control affiliate of MassMutual, as well as in non-affiliated funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (“OFI”) and non-affiliated funds.1

•	Assets are allocated among Underlying Funds according to an asset allocation strategy of approximately 60% in equity funds and 40% in fixed-income funds, including money market funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These Risks are described beginning on page 61.

(1)	Each MML Allocation Fund does not currently invest in any non-affiliated funds. OFI is a majority owned, indirect subsidiary of MassMutual. The Underlying Funds are offered in separate prospectuses.

MML Growth Allocation Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised primarily by MassMutual or a control affiliate of MassMutual, as well as in non-affiliated funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (“OFI”) and non-affiliated funds.1

•	Assets are allocated among Underlying Funds according to an asset allocation strategy of approximately 75% in equity funds and 25% in fixed-income funds, including money market funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These Risks are described beginning on page 61.

–  53  –

MML Aggressive Allocation Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised primarily by MassMutual or a control affiliate of MassMutual, as well as in non-affiliated funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (“OFI”) and non-affiliated Funds.1

•	Assets are allocated among Underlying Funds according to an asset allocation strategy of approximately 90% in equity funds and 10% in fixed-income funds, including money market funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 61.

(1)	Each MML Allocation Fund does not currently invest in any non-affiliated funds. OFI is a majority owned, indirect subsidiary of MassMutual. The Underlying Funds are offered in separate prospectuses.

More Principal Investment Strategies and Risks

MassMutual invests each MML Allocation Fund’s assets in a combination of domestic and international Underlying Funds. The MML Allocation Funds differ primarily due to their asset allocations among these fund types. Each fund’s name refers to how aggressive the fund’s asset allocation strategy is. For example, MML Aggressive Allocation Fund has an aggressive asset allocation (relative to the other MML Allocation Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, MML Conservative Allocation Fund has a more conservative asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each MML Allocation Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any MML Allocation Fund and modify the selection of Underlying Funds for any MML Allocation Fund from time to time.

Regulatory restrictions limit the amount that each MML Allocation Fund can invest in any one Underlying Fund. Each MML Allocation Fund will bear a pro rata share of its Underlying Funds’ expenses. Each MML Allocation Fund also bears all of the risks associated with the investment strategies used by its Underlying Funds.

–  54  –

The following table lists each MML Allocation Fund’s approximate asset allocation among equity and fixed income funds as of the date of this Prospectus. The table also lists the approximate asset allocation, as of the date of this Prospectus, to certain Underlying Funds in which an MML Allocation Fund currently invests. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	MML Conservative Allocation Fund	MML Balanced Allocation Fund	MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund

Equity	40.0%	50.0%	60.0%	75.0%	90.0%
Large Cap Equity
MML Equity Fund (Oppenheimer/AllianceBernstein)	7%	8%	8%	10%	10%
MML Equity Income Fund (T. Rowe Price)	7%	9%	10%	12%	12%
MML Blue Chip Growth Fund (T. Rowe Price)	10%	9%	10%	13%	14%
MML Concentrated Growth Fund (Legg Mason)	0%	6%	7%	9%	10%

Total Large Cap Equity	24%	32%	35%	44%	46%

Mid Cap Equity
MML Mid Cap Value Fund (American Century)	2%	3%	4%	4%	5%
MML Mid Cap Growth Fund (T. Rowe Price)	3%	3%	3%	4%	6%

Total Mid Cap Equity	5%	6%	7%	8%	11%

Small Cap Equity
MML Small Cap Equity Fund (Oppenheimer)	3%	3%	3%	4%	5%
MML Small Cap Growth Equity Fund (Waddell & Reed/Wellington)	0%	0%	3%	3%	5%

Total Small Cap Equity	3%	3%	6%	7%	10%

International/Global
Oppenheimer Global Securities Fund	4%	4%	5%	6%	9%
Oppenheimer International Fund	4%	5%	7%	10%	14%

Total International/Global	8%	9%	12%	16%	23%

Fixed Income	60.0%	50.0%	40.0%	25.0%	10.0%
MML Managed Bond Fund (Babson Capital)	25%	15%	15%	8%	3%
MML Inflation-Protected and Income Fund (Babson Capital)	20%	20%	15%	9%	4%
Oppenheimer Strategic Bond Fund	15%	15%	10%	8%	3%

–  55  –

MML Conservative Allocation Fund

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the period shown above, the highest quarterly return for the Fund was -0.81% for the quarter ended June 30, 2008 and the lowest quarterly return was -10.73% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Since Inception (08/15/08)
MML Conservative Allocation Fund – Service Class	-	16.85%

	One Year	Since Inception (08/31/07)
MML Conservative Allocation Fund – Initial Class	-19.38%	-12.93%
Barclays Capital U.S. Aggregate Bond Index(1)	5.24%	6.84%	(5)
Russell 3000 Index(2)	-37.31%	-29.45%	(5)
MSCI World Ex-U.S. Index(3)	-45.21%	-32.95%	(5)
Custom MML Conservative Allocation Index(4)	-13.46%	-8.44%	(5)

MML Balanced Allocation Fund

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the period shown above, the highest quarterly return for the Fund was -1.34% for the quarter ended June 30, 2008 and the lowest quarterly return was -13.65% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Since Inception (08/15/08)
MML Balanced Allocation Fund – Service Class	-	20.94%

	One Year	Since Inception (08/31/07)
MML Balanced Allocation Fund – Initial Class	-24.70%	-17.35%
Russell 3000 Index(2)	-37.31%	-29.45%	(5)
Barclays Capital U.S. Aggregate Bond Index(1)	5.24%	6.84%	(5)
MSCI World Ex-U.S. Index(3)	-45.21%	-32.95%	(5)
Custom MML Balanced Allocation Index(4)	-17.91%	-12.17%	(5)

–  56  –

MML Moderate Allocation Fund

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the period shown above, the highest quarterly return for the Fund was -1.46% for the quarter ended June 30, 2008 and the lowest quarterly return was -15.29% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Since Inception (08/15/08)
MML Moderate Allocation Fund – Service Class	-23.09%

	One Year	Since Inception (08/31/07)
MML Moderate Allocation Fund – Initial Class	-27.69%	-20.00%
Russell 3000 Index(2)	-37.31%	-29.45%	(5)
Barclays Capital U.S. Aggregate Bond Index(1)	5.24%	6.84%	(5)
MSCI World Ex-U.S. Index(3)	-45.21%	-32.95%	(5)
Custom MML Moderate Allocation Index(4)	-22.27%	-15.85%	(5)

MML Growth Allocation Fund

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the period shown above, the highest quarterly return for the Fund was -1.71% for the quarter ended June 30, 2008 and the lowest quarterly return was -18.78% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Since Inception (08/15/08)
MML Growth Allocation Fund – Service Class	-27.61%

	One Year	Since Inception (08/31/07)
MML Growth Allocation Fund – Initial Class	-33.53%	-24.99%
Russell 3000 Index(2)	-37.31%	-29.45%	(5)
Barclays Capital U.S. Aggregate Bond Index(1)	5.24%	6.84%	(5)
MSCI World Ex-U.S. Index(3)	-45.21%	-32.95%	(5)
Custom MML Growth Allocation Index(4)	-28.64%	-21.30%	(5)

–  57  –

MML Aggressive Allocation Fund

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the period shown above, the highest quarterly return for the Fund was -1.86% for the quarter ended June 30, 2008 and the lowest quarterly return was -21.95% for the quarter ended December 31, 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Since Inception (08/15/08)
MML Aggressive Allocation Fund – Service Class	-31.62%

	One Year	Since Inception (08/31/07)
MML Aggressive Allocation Fund – Initial Class	-38.43%	-29.33%
Russell 3000® Index(2)	-37.31%	-29.45%	(5)
Barclays Capital U.S. Aggregate Bond Index(1)	5.24%	6.84%	(5)
MSCI World Ex-U.S. Index(3)	-45.21%	-32.95%	(5)
Custom MML Aggressive Allocation Index(4)	-34.79%	-26.66%	(5)

(1) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(2) The Russell 3000 Index is a widely recognized, unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(3) The Morgan Stanley Capital International, Inc. (MSCI) World Ex-U.S. Index is an unmanaged index representative of stocks domiciled in global developed markets, excluding the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4) Each of the Custom MML Conservative Allocation Index, Custom MML Balanced Allocation Index, Custom MML Moderate Allocation Index, Custom MML Growth Allocation Index and Custom MML Aggressive Allocation Index (each, a “Custom Index”) comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI World Ex-U.S. Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise each Custom Index.

(5) From 9/3/07.

Expense Information

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses in these tables do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

MML Conservative Allocation Fund

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%
Distribution and Service (Rule 12b-1) Fees(2)	None	.25%
Other Expenses	.17%	.17%	(3)
Acquired Fund Fees and Expenses(4)	.63%	.63%
Total Annual Fund Operating Expenses	.90%	1.15%

Expense Reimbursement	(.07)%	(.07)%
Net Fund Expenses(5)	.83%	1.08%

–  58  –

MML Balanced Allocation Fund

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%
Distribution and Service (Rule 12b-1) Fees(2)	None	.25%
Other Expenses	.10%	.10%	(3)
Acquired Fund Fees and Expenses(4)	.66%	.66%
Total Annual Fund Operating Expenses(5)	.86%	1.11%

MML Moderate Allocation Fund

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%
Distribution and Service (Rule 12b-1) Fees(2)	None	.25%
Other Expenses	.04%	.04%	(3)
Acquired Fund Fees and Expenses(4)	.70%	.70%
Total Annual Fund Operating Expenses(5)	.84%	1.09%

MML Growth Allocation Fund

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%
Distribution and Service (Rule 12b-1) Fees(2)	None	.25%
Other Expenses	.03%	.03%	(3)
Acquired Fund Fees and Expenses(4)	.74%	.74%
Total Annual Fund Operating Expenses(5)	.87%	1.12%

MML Aggressive Allocation Fund

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%
Distribution and Service (Rule 12b-1) Fees(2)	None	.25%
Other Expenses	.30%	.30%	(3)
Acquired Fund Fees and Expenses(4)	.80%	.80%
Total Annual Fund Operating Expenses	1.20%	1.45%

Expense Reimbursement	(.20)%	(.20)%
Net Fund Expenses(5)	1.00%	1.25%

Examples

These examples are intended to help you compare the cost of investing in the MML Allocation Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of each Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the Underlying Funds, are exactly as described in the preceding tables. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Conservative Allocation Fund – Initial Class	$85	$280	$492	$1,101
MML Conservative Allocation Fund – Service Class	$110	$358	$626	$1,391

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

	1 Year	3 Years	5 Years	10 Years
MML Balanced Allocation Fund – Initial Class	$88	$274	$477	$1,061
MML Balanced Allocation Fund – Service Class	$113	$353	$612	$1,352

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

	1 Year	3 Years	5 Years	10 Years
MML Moderate Allocation Fund – Initial Class	$86	$268	$466	$1,037
MML Moderate Allocation Fund – Service Class	$111	$347	$601	$1,329

–  59  –

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

	1 Year	3 Years	5 Years	10 Years
MML Growth Allocation Fund – Initial Class	$89	$278	$482	$1,073
MML Growth Allocation Fund – Service Class	$114	$356	$617	$1,363

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

	1 Year	3 Years	5 Years	10 Years
MML Aggressive Allocation Fund – Initial Class	$102	$361	$640	$1,437
MML Aggressive Allocation Fund – Service Class	$127	$439	$773	$1,718

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other Expenses are based on estimated amounts for the first full fiscal year.

(4)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may differ due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	The expenses in the above table reflect written agreements by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through May 2, 2010, to the extent that Net Fund Expenses would otherwise exceed .20% for Initial Class shares, and through May 2, 2010, to the extent that Net Fund Expenses would otherwise exceed .45% for Service Class shares. The Net Fund Expenses shown in the above table exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreements cannot be terminated unilaterally by MassMutual.

–  60  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

•	Market Risk. Market risk is the general risk of unfavorable market-induced changes in the value of a security. A Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. It is used to determine the sensitivity of the security’s value to changes in interest rates. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

In the case of stocks and other equity securities (including preferred stock, warrants and convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities.

Funds that maintain substantial exposure to equities and do not attempt to time the market face the possibility that stock market prices in general will decline over short or even extended periods, subjecting these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by a Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. This is the risk that the issuer or the guarantor of a debt security (including a security purchased with securities lending cash collateral), or the counterparty to a derivatives contract or securities loan, will be, or will be perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations, or that a debt security’s rating will be downgraded by a credit rating agency. There are varying degrees of credit risk, which are often reflected in credit

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Funds, their investments and the related risks.

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ratings. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. These debt securities and unrated securities of similar quality, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. A Fund that invests in foreign debt securities is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. Management risk is the chance that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives. A Fund’s investment adviser or sub-adviser manages the Fund according to traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The investment adviser or sub-advisers may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or sub-adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of a Fund. The performance of an investment in certain types of securities may depend more on an investment adviser’s or sub-adviser’s analysis than would be the case for other types of securities.

For Funds with multiple sub-advisers, there is no guarantee that the Fund’s investment adviser will make the most advantageous allocation of a Fund’s portfolio between or among a Fund’s multiple sub-advisers.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The interest rate risk described above may be compounded for a Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. A Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Tracking Error Risk. There are several reasons that the MML Small Cap Index Fund’s performance may not track the relevant Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

The Fund is also subject to risk because, unlike with an actively managed fund, the portfolio manager for a fund tracking an index does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell or to close out at favorable prices or times. The ability of a Fund to dispose of such illiquid securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when the investment adviser or sub-adviser would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a

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Fund, by itself or together with other accounts managed by the investment adviser or sub-adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value (“NAV”). Investments in derivatives, structured assets such as mortgage-backed and asset-backed securities, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•	Derivative Risk. Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

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Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of a single issuer will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The MML Concentrated

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Growth Fund and the MML Small Cap Index Fund are considered non-diversified Funds. The MML Small Cap Index Fund attempts to satisfy its investment objective of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•	Foreign Investment Risk. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. There may be less information publicly available about a foreign company than about a comparable domestic company, and many foreign companies are not subject to accounting, auditing, or financial reporting standards and practices comparable to those in the United States. Also, nationalization, expropriation or confiscatory taxation, foreign withholding or other taxes, restrictions or prohibitions on repatriation of foreign currencies, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. In addition, foreign brokerage commissions and other fees also are generally higher than in the United States.

Some Funds may also invest in foreign securities known as depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities. ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

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Emerging Markets Risk.  Some Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the investment adviser or sub-adviser deems those investments to be consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of a Fund’s investment in that market. Emerging market debt securities are often rated below investment grade

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(often referred to as “junk bonds”), reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. Emerging markets also may be concentrated towards particular industries. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by a Fund. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions, making it harder for a Fund to buy and sell securities. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller and Mid-Cap Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or sub-adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•	Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

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•	Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as “junk bonds,” and comparable unrated securities in which a Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

Lower rated fixed income securities involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower-rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than more highly-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower-rated fixed income securities to meet its ongoing obligations.

A Fund that invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

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Geographic Concentration Risk. When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

•	Portfolio Turnover Risk. Changes are made in a Fund’s portfolio whenever the investment adviser or sub-adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth under the “Expense Information” tables but do have the effect of reducing a Fund’s investment return. Because short-term capital gains are distributed as ordinary income, this generally increases tax liability unless shares are held through a tax-deferred or exempt account. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times, and the Funds may have non-Principal risks that are not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Tracking Error Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller and Mid- Cap Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Levera- ging Risk	Convert- ible Securities Risk	Lower- Rated Fixed Income Securities Risk	Preferred Stock Risk	Geo- graphic Con- centra- tion Risk	Portfolio Turnover Risk

MML Asset Allocation Fund	X	X	X	X		X	X		X	X	X

MML Equity Income Fund	X	X	X				X		X		X			X		X		X

MML Income & Growth Fund	X	X	X				X		X		X								X

MML Growth & Income Fund	X	X	X						X		X

MML Blue Chip Growth Fund	X	X	X			X	X		X		X		X			X

MML Large Cap Growth Fund	X	X	X			X			X		X	X	X	X			X		X		X

MML Concentrated Growth Fund	X	X	X				X	X	X		X		X	X		X	X

MML Mid Cap Value Fund	X	X	X			X	X		X		X	X		X			X		X		X

MML Mid Cap Growth Fund	X	X	X			X	X		X		X	X	X			X

MML Small/Mid Cap Value Fund	X	X	X			X	X		X		X	X		X		X

MML Small Company Value Fund	X	X	X			X	X		X		X	X		X	X	X	X

MML Small Cap Index Fund	X	X			X	X	X	X				X	X			X

MML Global Fund	X	X	X			X	X		X	X	X		X	X		X	X		X	X	X

MML Foreign Fund	X	X	X			X	X		X	X	X			X		X

MML Conservative Allocation Fund	X	X	X	X		X	X		X	X	X	X	X	X		X	X	X

MML Balanced Allocation Fund	X	X	X	X		X	X		X	X	X	X	X	X		X	X	X

MML Moderate Allocation Fund	X	X	X	X		X	X		X	X	X	X	X	X		X	X	X

MML Growth Allocation Fund	X	X	X	X		X	X		X	X	X	X	X	X		X	X	X

MML Aggressive Allocation Fund	X	X	X	X		X	X		X	X	X	X	X	X		X	X	X	X		X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2008, MassMutual, together with its subsidiaries, had assets under management of approximately $363 billion.

The current investment management fee paid by each Fund to MassMutual is identified under “Expense Information” for each Fund.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contracts of the Funds is either available in the Funds’ semi-annual report to shareholders dated June 30, 2008 or will be available in the Funds’ semi-annual report to shareholders dated June 30, 2009.

MassMutual, as the investment adviser to the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund, administers the asset allocation program for each Fund. This function is performed by MassMutual’s Retirement Income Asset Allocation Committee, led by Stephen J. Brunette, CFA. Mr. Brunette has been an Assistant Vice President of Fund Strategy for MassMutual’s Retirement Income Group, Annuities Division since 2007 and was a Director of Fund Strategy in 2006. Previously, he was an investment consultant for MassMutual’s Retirement Services Division from 2003 to 2006. The other regular member of MassMutual’s Retirement Income Asset Allocation Committee is Richard J. Byrne, ASA. Mr. Byrne is a Vice President for MassMutual’s Retirement Income Group and has been with MassMutual since 2003. Mr. Byrne is the head of the product management team, which is responsible for research and development efforts around fixed, variable and payout annuities, fund strategy and retention efforts. In addition, Mr. Byrne is in charge of the Annuity Marketing Group.

In addition, the MassMutual Retirement Income Asset Allocation Committee may engage an independent investment consultant to assist with asset allocation and manager selection decisions.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the MML Small/Mid Cap Value Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2008, AllianceBernstein managed approximately $462 billion in assets.

Joseph Paul

is a portfolio manager of the MML Small/Mid Cap Value Fund. Mr. Paul became Global Head of Diversified Value Services in 2009 and previously was CIO-Small and Mid-Capitalization equities, CIO-Advanced Value Fund and chairman of the Investment Policy Groups for both services. He was also Co-CIO-Real Estate Equity Securities. Before becoming CIO of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined AllianceBernstein in 1987 as a research analyst covering the automotive industry. Before joining AllianceBernstein, Mr. Paul worked at General Motors in marketing and product planning.

James MacGregor

is a portfolio manager of the MML Small/Mid Cap Value Fund. Mr. MacGregor, a Chartered Financial Analyst, became Chief Investment Officer for U.S. Small & Mid Cap Value in 2009 and has been Director of Research for U.S. Small & Mid Cap Value for AllianceBernstein since 2004. Previously, he was a

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Senior Research Analyst covering the banking, energy, industrial commodity, transportation and aerospace & defense industries for AllianceBernstein’s Small and Mid-Cap Value equity services. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. Packaging and Canadian Paper stocks.

Andrew Weiner

is a portfolio manager of the MML Small/Mid Cap Value Fund. Mr. Weiner joined AllianceBernstein in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999, he also assumed coverage of the capital-equipment sector for both Large-Capitalization and Small-Capitalization Equities. Prior to joining the firm, Mr. Weiner was a project manager at Monitor Company, a strategy consulting firm.

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the MML Income & Growth Fund and the MML Mid Cap Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of December 31, 2008, American Century had approximately $70.2 billion in total assets under management.

Kurt Borgwardt

is a portfolio manager of the MML Income & Growth Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Borgwardt, a Chartered Financial Analyst, is a Senior Vice President and Senior Portfolio Manager for American Century. He joined American Century in August 1990 and also has managed the quantitative equity research effort. Mr. Borgwardt became a portfolio manager in 1997.

John Schniedwind

is a portfolio manager of the MML Income & Growth Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Schniedwind, a Chartered Financial Analyst, is the Chief Investment Officer – Quantitative Equity for American Century. He joined American Century in 1982 and also supervises other portfolio management teams. Mr. Schniedwind became a portfolio manager in June 1997.

Lynette Pang

is a portfolio manager of the MML Income & Growth Fund, which is managed on a team basis. She is jointly and primarily responsible for the day-to-day management of the Fund. Ms. Pang, a Chartered Financial Analyst, is a Portfolio Manager for American Century. She joined American Century in 1997 and became a portfolio manager in February 2006.

Zili Zhang

is a portfolio manager of the MML Income & Growth Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Zhang is a Senior Vice President and Portfolio Manager/Director of Quantitative Research for American Century. He joined American Century in October 1995 and became a portfolio manager in 2002.

Phillip N. Davidson

is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Davidson, a Chartered Financial Analyst, is the Chief Investment Officer – Value and a Senior Vice President for American Century. Prior to joining American Century in September 1993, Mr. Davidson spent 11 years at Boatmen’s Trust Company in St. Louis and served as a vice president and portfolio manager responsible for institutional value equity clients.

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Michael Liss

is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Liss, a Chartered Financial Analyst, is a Vice President and Portfolio Manager for American Century. Mr. Liss joined American Century in June 1998 and became a portfolio manager in February 2004.

Kevin Toney

is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Toney, a Chartered Financial Analyst, is a Vice President and Portfolio Manager for American Century. Mr. Toney joined American Century in 1999 as an investment analyst and became a portfolio manager in 2006.

Capital Guardian Trust Company (“Capital Guardian”), located at 333 South Hope Street, 53rd Floor, Los Angeles, California 90071-1406, manages the investments of the MML Asset Allocation Fund and the MML Growth & Income Fund. Capital Guardian is a wholly-owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2008, Capital Guardian had approximately $65 billion in assets under management. Capital Guardian uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a fund’s objective(s) and policies and by Capital Guardian’s investment committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio.

Terry Berkemeier

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Berkemeier is a director and senior vice president of Capital Guardian and Capital International Research, Inc, and a senior vice president of Capital International Ltd. He has portfolio management responsibilities for U.S. and global equity. Prior to joining the organization in 1992, he was a Vice President/Research in the New York office of Merrill Lynch Capital Markets. Before that, he was an analyst and manager, Corporate Finance and Equity Research of Bankers Trust Company in Sydney, Australia, where he concentrated on mining stocks. Mr. Berkemeier is based in San Francisco.

David Lee

is a portfolio manager of the MML Asset Allocation Fund. Mr. Lee is a vice president of Capital International Research, Inc. and Capital Guardian with fixed-income corporate portfolio management responsibilities. In addition, he continues to have research responsibilities for the brokerage, media, and paper industries. Prior to joining Capital International in 2001, he spent two years with Pacific Investment Management Company (PIMCO) as a vice president and credit analyst. Mr. Lee is based in Los Angeles.

Wesley Phoa

is a portfolio manager of the MML Asset Allocation Fund. Mr. Phoa is a senior vice president of Capital International Research, Inc. and manages U.S. Fixed Income portfolios. He is also an investment analyst covering U.S. Government bonds, as well as having responsibilities for Fixed-Income quantitative research. Prior to joining Capital in 1999, he was with Capital Management Sciences in Los Angeles for three years, where he served as vice president and later as director of research. Before that he spent three years with Deutsche Bank in Australia as a quantitative analyst and three years as a mathematics lecturer and research fellow. Dr. Phoa is based in Los Angeles.

Theodore R. Samuels

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Samuels is a senior vice president and a director of Capital Guardian, where he is also a portfolio manager responsible for U.S. equities. In addition, he is co-chair of the Capital Guardian Investment Committee and a director of The Capital Group Companies. He is a member of the Management

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Committees for both the Personal Investment Management Division of Capital Guardian and Capital Group International, Inc. for North America. Mr. Samuels is based in Los Angeles.

Eric H. Stern

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Stern is a senior vice president of Capital International Research, Inc. and a director and senior vice president of Capital Guardian. His investment responsibilities include portfolio management within the U.S. core, diversified, and growth equity mandates and research of the U.S. medical technology industry. Mr. Stern also serves as the chairman of the FundForLife Investment Committee. Prior to joining Capital International in 1991, he served for two years as an analyst in the mergers and acquisitions department of Morgan Stanley & Company. Mr. Stern is based in Los Angeles.

Alan J. Wilson

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Wilson is president and U.S. research director for Capital International Research, Inc., a director of The Capital Group Companies, Inc., and a director of Capital Group Research, Inc., and senior vice president and a director of Capital Guardian. He is also a Capital Guardian portfolio manager. Prior to joining the organization in 1991, Mr. Wilson served with The Boston Consulting Group as a consultant for five years. Before that, he was an engineer with Texas Eastern Corporation. Mr. Wilson is based in Los Angeles.

Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, manages the investments of the MML Concentrated Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of December 31, 2008, Legg Mason had approximately $14.9 billion in assets under management.

Robert Hagstrom

is primarily responsible for the day-to-day management of the MML Concentrated Growth Fund. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason Inc. since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. Mr. Hagstrom is a Chartered Financial Analyst and is a member of The CFA Institute and the CFA Society of Philadelphia.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages the investments of the MML Global Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc, a publicly traded diversified financial services organization. As of December 31, 2008, the MFS organization had approximately $128 billion in assets under management.

David R. Mannheim

is responsible for the day-to-day management of the MML Global Fund. Mr. Mannheim is an Investment Officer of MFS and has been employed in the investment area of MFS since 1988.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the MML Small Cap Index Fund. It is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Act of 1956, as

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amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, NTI and its affiliates had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the MML Small Cap Index Fund. Mr. Reeder is a Senior Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Rainier Investment Management, Inc. (“Rainier”), located at 601 Union Street, Seattle, Washington 98101, manages the investments of the MML Large Cap Growth Fund. Rainier is an employee owned company. As of December 31, 2008, Rainier managed approximately $12.5 billion in assets.

James R. Margard

is a portfolio manager of the MML Large Cap Growth Fund. Mr. Margard, a Chartered Financial Analyst, is the Chief Investment Officer, Director of Equity Management, and Chairman of the Board. Prior to joining Rainier in 1985, he served as senior analyst and portfolio manager at Value Line, Inc. (New York), specializing in small-capitalization stocks.

Daniel M. Brewer

is a portfolio manager of the MML Large Cap Growth Fund. Mr. Brewer, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2000, he was a portfolio manager and equity analyst at Laird Norton Trust Co. in Seattle.

Mark W. Broughton

is a portfolio manager of the MML Large Cap Growth Fund. Mr. Broughton, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2002, he was lead portfolio manager of Blackrock Financial Management’s core equity product in Philadelphia.

Stacie L. Cowell

is a portfolio manager of the MML Large Cap Growth Fund. Ms. Cowell, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2006, she was a senior vice president and lead portfolio manager at Invesco Funds Group from 1996 to 2004 and an analyst at Kennedy Capital Management in 2005.

Mark. H. Dawson

is a portfolio manager of the MML Large Cap Growth Fund. Mr. Dawson, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 1996, he was a portfolio manager and director of research at Badgley, Phelps and Bell in Seattle.

Andrew L. Durbin

is a portfolio manager of the MML Large Cap Growth Fund. Ms. Durbin, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2002, she was a principal at Badgley, Phelps and Bell in Seattle where she served as Director of Fixed Income overseeing the management and trading of balanced and fixed-income portfolios.

Peter M. Musser

is a portfolio manager of the MML Large Cap Growth Fund. Mr. Musser, a Chartered Financial Analyst, is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 1994, he was a general partner and senior vice president at Cable, Howse & Ragen.

Templeton Investment Counsel, LLC (“Templeton”), located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, manages the investments of the MML Foreign Fund. Templeton is an indirect wholly-owned

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subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2008, Templeton and its subsidiaries had approximately $416.2 billion in assets under management.

The team responsible for the Fund’s management is:

Peter A. Nori

is the lead portfolio manager of the MML Foreign Fund. Mr. Nori, a Chartered Financial Analyst, is an Executive Vice President and Portfolio Manager/Research Analyst of Templeton. He has global research responsibility for pharmaceuticals, computers and peripherals, as well as semiconductor equipment and products. In addition, Mr. Nori serves as the coordinator for the global technology research team and manages several institutional portfolios. Mr. Nori joined Templeton in 1987.

Gary P. Motyl

is a portfolio manager of the MML Foreign Fund. Mr. Moytl, a Chartered Financial Analyst, is Chief Investment Officer of Templeton Global Equity Group and President of Templeton. Mr. Motyl manages several institutional mutual funds and separate account portfolios and shares country research coverage of the United States. Prior to joining Templeton in 1981, Mr. Motyl worked as a research analyst and portfolio manager from 1979 to 1981 with Landmark First National Bank.

Tina Sadler

is a portfolio manager of the MML Foreign Fund. Ms. Sadler, a Chartered Financial Analyst, is a Vice President and Portfolio Manager/Research Analyst of Templeton. Ms. Sadler’s research responsibilities include global wireless telecommunication services, Latin America, small-cap telecommunications, and global building and construction materials, as well as country research coverage of Chile and Argentina. She also manages several international institutional portfolios. Ms. Sadler joined Templeton in 1997.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the MML Equity Income Fund, the MML Blue Chip Growth Fund, the MML Mid Cap Growth Fund and the MML Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2008, T. Rowe Price had approximately $276.3 billion in assets under management.

Preston G. Athey

is the portfolio manager for the MML Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price. Mr. Athey has been managing investments since 1978.

Brian C. Rogers

is the portfolio manager for the MML Equity Income Fund. Mr. Rogers, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and has been the Chief Investment Officer of T. Rowe Price and T. Rowe Price Group, Inc. since January 2004. Mr. Rogers is the Chairman of the Board of T. Rowe Price Group, Inc. and serves on its Management Committee. He also sits on T. Rowe Price’s U.S. Equity, International Equity and Fixed Income Steering Committees and the Asset Allocation Committee. Mr. Rogers joined T. Rowe Price in 1982.

Larry J. Puglia

is the portfolio manager for the MML Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price. Mr. Puglia joined T. Rowe Price in 1990.

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Brian W.H. Berghuis

is the portfolio manager for the MML Mid Cap Growth Fund. Mr. Berghuis, investment advisory committee co-chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. Mr. Berghuis is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1985.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, the shareholders of each Fund have previously approved this arrangement.

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About the Shares – Multiple Class Information

Each Fund, other than the MML Concentrated Growth Fund and MML Global Fund, offers two classes of shares: Initial Class and Service Class shares. MML Concentrated Growth Fund and MML Global Fund each offer three classes of shares: Class I, Class II and Service Class I shares. Class I shares are available only in connection with variable annuity contracts issued by registered separate accounts owned by MassMutual or its life insurance affiliates. Initial Class shares, Class II shares, Service Class shares and Service Class I shares are available in connection with variable annuity contracts issued by registered separate accounts owned by MassMutual or its life insurance affiliates, certain variable life insurance policies issued by registered separate accounts owned by MassMutual or its life insurance affiliates, and in connection with certain privately offered separate investment accounts owned by MassMutual or its life insurance affiliates.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative, shareholder and distribution services but that are not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different share prices.

Distribution and Service (Rule 12b-1) Fees

Service Class and Service Class I shares are sold at net asset value per share without an initial sales charge. Therefore, 100% of the investor’s money is invested in the Fund or Funds of the investor’s choice. The Funds have adopted a Rule 12b-1 Plan for Service Class and Service Class I shares of the Funds. Under the Plan, each Fund is permitted to pay distribution and service fees at the annual rate not to exceed 0.35%, in the aggregate, of that Fund’s average daily net assets attributable to Service Class or Service Class I shares. However, each Fund will initially pay distribution and service fees at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Service Class or Service Class I shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Service Class and Service Class I shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Service Class and Service Class I shareholders and/or maintaining Service Class and Service Class I shareholder accounts and for related expenses.

Initially, all payments under the Plan will be made by the Funds to MML Distributors, LLC (the “Distributor”), which will, in turn, pay out all of the amounts it receives. The Distributor will pay substantially all of the amounts it receives to MassMutual, which will be used to pay continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion will be paid to MassMutual as compensation for its promotional services in respect of the Funds, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds. It is expected that all payments under the Plan will be made to MassMutual, which will disburse or retain amounts from those payments solely at the instruction of the Distributor.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Service Class and Service Class I shares and may cost you more than other types of sales charges.

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Investing In The Funds

Buying and Redeeming Shares

The Trust provides an investment vehicle for the separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. Shares of the Funds are not offered to the general public.

The shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Funds determine their NAV at the market close (usually 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is received in good form by the Funds or MassMutual. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one business day) and can suspend purchases if it is in their best interest.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the Funds or MassMutual. You will usually receive payment for your shares within seven days after your written redemption request is received in good form. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Limits on Frequent Trading and Market-Timing Activity

The Funds are not designed to serve as vehicles for frequent trading or market timing trading activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities and below investment grade securities (also known as “junk bonds”), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.

The Funds’ shareholders are separate investment accounts of variable life insurance and variable annuity contracts sponsored by MassMutual and certain of its affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities.

Instead, as a result of these limitations, the Funds rely on the capabilities, policies and procedures of MassMutual to discourage frequent trading and market timing trading activity, and not to accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds

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among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market timing strategy, and curtail their trading in every instance.

If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.

MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable annuity and/or variable life insurance contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this Prospectus.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each MML Allocation Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Valuation Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

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Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Assuming the Funds so qualify, the Funds will not be subject to federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to shareholders.

Distributions, if any, are declared and paid annually by each Fund. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Generally, owners of variable life insurance and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life insurance contracts.

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Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds’ operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

The yield for each Fund refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

Sub-Adviser Performance

For all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, will be subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the applicable Fund. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). The MML Small Company Value Fund commenced operations on February 27, 2009 and does not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MML ASSET ALLOCATION FUND

	Initial Class
	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.91	$10.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23 ***	0.25 ***	0.16	***
Net realized and unrealized gain (loss) on investments	(3.23)	(0.13)	0.31

Total income (loss) from investment operations	(3.00)	0.12	0.47

Less distributions to shareholders:
From net investment income	(0.01)	(0.25)	(0.16)
From net realized gains	-	(0.26)	(0.01)

Total distributions	(0.01)	(0.51)	(0.17)

Net asset value, end of period	$6.90	$9.91	$10.30

Total Return^^	(30.32)%	1.14%	4.74%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$136,326	$255,294	$266,212
Ratio of expenses to average daily net assets:
Before expense waiver	0.62%	0.59%	0.61%	*
After expense waiver	0.60% #	0.57% #	0.57%	*#
Net investment income (loss) to average daily net assets	2.63%	2.34%	2.40%	*
Portfolio turnover rate	67%	62%	38%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.98

Income (loss) from investment operations:
Net investment income (loss)	0.08 ***
Net realized and unrealized gain (loss) on investments	(2.15)

Total income (loss) from investment operations	(2.07)

Less distributions to shareholders:
From net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$6.90

Total Return^^	(23.10)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,757
Net expenses to average daily net assets	0.90% *
Net investment income (loss) to average daily net assets	3.09% *
Portfolio turnover rate	67%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  80  –

MML EQUITY INCOME FUND

	Initial Class
	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.77	$10.97	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.20 ***	0.11	***
Net realized and unrealized gain (loss) on investments	(4.04)	0.15	0.99

Total income (loss) from investment operations	(3.82)	0.35	1.10

Less distributions to shareholders:
From net investment income	-	(0.17)	(0.10)
From net realized gains	(0.13)	(0.38)	(0.03)

Total distributions	(0.13)	(0.55)	(0.13)

Net asset value, end of period	$6.82	$10.77	$10.97

Total Return^^	(35.80)%	3.13%	11.01%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$353,862	$378,616	$292,357
Net expenses to average daily net assets	0.80%	0.78%	0.80%	*
Net investment income (loss) to average daily net assets	2.51%	1.76%	1.66%	*
Portfolio turnover rate	32%	27%	12%	**

	Service Class
	Year Ended 12/31/08+++
Net asset value, beginning of period	$9.60

Income (loss) from investment operations:
Net investment income (loss)	0.09 ***
Net realized and unrealized gain (loss) on investments	(2.74)

Total income (loss) from investment operations	(2.65)

Less distributions to shareholders:
From net realized gains	(0.13)

Total distributions	(0.13)

Net asset value, end of period	$6.82

Total Return^^	(27.98)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$6,302
Net expenses to average daily net assets	1.06% *
Net investment income (loss) to average daily net assets	3.36% *
Portfolio turnover rate	32%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  81  –

MML INCOME & GROWTH FUND

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.24		$11.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.17 ***	0.13	***
Net realized and unrealized gain (loss) on investments	(3.72)		(0.24)	1.04

Total income (loss) from investment operations	(3.56)		(0.07)	1.17

Less distributions to shareholders:
From net investment income	(0.00	)†	(0.17)	(0.14)
From net realized gains	(0.00	)†	(0.55)	-
Tax return of capital	-		(0.00)†	-

Total distributions	(0.00)		(0.72)	(0.14)

Net asset value, end of period	$6.68		$10.24	$11.03

Total Return^^	(34.76)%		(0.77)%	11.66%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$76,447		$150,272	$180,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%		0.70%	0.72%	*
After expense waiver	0.73%	#	N/A ##	0.70%	*#
Net investment income (loss) to average daily net assets	1.82%		1.48%	1.84%	*
Portfolio turnover rate	59%		57%	38%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.09

Income (loss) from investment operations:
Net investment income (loss)	0.06	***
Net realized and unrealized gain (loss) on investments	(2.47)

Total income (loss) from investment operations	(2.41)

Less distributions to shareholders:
From net investment income	(0.00	)†
From net realized gains	(0.00	)†

Total distributions	(0.00)

Net asset value, end of period	$6.68

Total Return^^	(26.51	)%**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$650
Net expenses to average daily net assets	1.03%	*
Net investment income (loss) to average daily net assets	2.33%	*
Portfolio turnover rate	59%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  82  –

MML GROWTH & INCOME FUND

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.80		$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.12 ***	0.07	***
Net realized and unrealized gain (loss) on investments	(4.04)		(0.14)	0.37

Total income (loss) from investment operations	(3.93)		(0.02)	0.44

Less distributions to shareholders:
From net investment income	-		(0.12)	(0.08)
From net realized gains	-		(0.42)	-
Tax return of capital	-		(0.00)†	-

Total distributions	-		(0.54)	(0.08)

Net asset value, end of period	$5.87		$9.80	$10.36

Total Return^^	(40.10)%		(0.33)%	4.35%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$133,236		$269,803	$302,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%		0.54%	0.55%	*
After expense waiver	0.55%	#	0.52% #	0.52%	*#
Net investment income (loss) to average daily net assets	1.39%		1.13%	1.11%	*
Portfolio turnover rate	48%		38%	22%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.59

Income (loss) from investment operations:
Net investment income (loss)	0.05	***
Net realized and unrealized gain (loss) on investments	(2.78)

Total income (loss) from investment operations	(2.73)

Net asset value, end of period	$5.86

Total Return^^	(31.78	)%**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,319
Net expenses to average daily net assets	0.84%	*
Net investment income (loss) to average daily net assets	2.15%	*
Portfolio turnover rate	48%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  83  –

MML BLUE CHIP GROWTH FUND

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$11.87		$10.58		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.05	***	0.02	***
Net realized and unrealized gain (loss) on investments	(5.06)		1.29		0.58

Total income (loss) from investment operations	(5.04)		1.34		0.60

Less distributions to shareholders:
From net investment income	-		(0.05)		(0.02)
Tax return of capital	-		(0.00	)†	-

Total distributions	-		(0.05)		(0.02)

Net asset value, end of period	$6.83		$11.87		$10.58

Total Return^^	(42.46)%		12.67%		6.04%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$168,558		$61,701		$54,746
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.84%		0.90%	*
After expense waiver	0.84%	#	N/A		0.85%	*#
Net investment income (loss) to average daily net assets	0.23%		0.40%		0.37%	*
Portfolio turnover rate	33%		35%		24%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$10.70

Income (loss) from investment operations:
Net investment income (loss)	0.00	***†
Net realized and unrealized gain (loss) on investments	(3.87)

Total income (loss) from investment operations	(3.87)

Net asset value, end of period	$6.83

Total Return^^	(36.17)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,816
Net expenses to average daily net assets	1.10%	*
Net investment income (loss) to average daily net assets	0.17%	*
Portfolio turnover rate	33%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  84  –

MML LARGE CAP GROWTH FUND

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$11.34		$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.01 ***	0.01	***
Net realized and unrealized gain (loss) on investments	(4.66)		1.35	(0.00	)†

Total income (loss) from investment operations	(4.63)		1.36	0.01

Less distributions to shareholders:
From net investment income	-		(0.02)	(0.01)

Total distributions	-		(0.02)	(0.01)

Net asset value, end of period	$6.71		$11.34	$10.00

Total Return^^	(40.83)%		13.57%	0.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$36,197		$74,225	$77,892
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%		0.72%	0.76%	*
After expense waiver	0.77%	#	N/A	0.73%	*#
Net investment income (loss) to average daily net assets	0.35%		0.12%	0.15%	*
Portfolio turnover rate	86%		85%	61%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.87

Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(3.17)

Total income (loss) from investment operations	(3.16)

Net asset value, end of period	$6.71

Total Return^^	(32.02	)%**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$236
Net expenses to average daily net assets	1.13%	*
Net investment income (loss) to average daily net assets	0.53%	*
Portfolio turnover rate	86%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  85  –

MML CONCENTRATED GROWTH FUND

	Class I
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$11.09		$10.21	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.02 ***	0.01	***
Net realized and unrealized gain (loss) on investments	(6.67)		1.54	0.21

Total income (loss) from investment operations	(6.64)		1.56	0.22

Less distributions to shareholders:
From net investment income	-		(0.02)	-
From net realized gains	-		(0.66)	(0.01)

Total distributions	-		(0.68)	(0.01)

Net asset value, end of period	$4.45		$11.09	$10.21

Total Return^^	(59.87)%		15.04%	2.19%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$59,617		$23,930	$18,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.93%		0.91%	0.94%	*
After expense waiver	0.90%	#	0.76% #	0.76%	*#
Net investment income (loss) to average daily net assets	0.40%		0.16%	0.11%	*
Portfolio turnover rate	104%		59%	43%	**

	Class II
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$11.10		$10.21	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.03 ***	0.01	***
Net realized and unrealized gain (loss) on investments	(6.67)		1.55	0.22

Total income (loss) from investment operations	(6.64)		1.58	0.23

Less distributions to shareholders:
From net investment income	-		(0.03)	-
From net realized gains	-		(0.66)	(0.02)

Total distributions	-		(0.69)	(0.02)

Net asset value, end of period	$4.46		$11.10	$10.21

Total Return^^	(59.82)%		15.20%	2.25%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$19,978		$61,686	$64,702
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.81%	0.84%	*
After expense waiver	0.76%	#	0.66% #	0.66%	*#
Net investment income (loss) to average daily net assets	0.40%		0.26%	0.21%	*
Portfolio turnover rate	104%		59%	43%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  86  –

MML CONCENTRATED GROWTH FUND

	Service Class I
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.78

Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(4.34)

Total income (loss) from investment operations	(4.33)

Net asset value, end of period	$4.45

Total Return^^	(49.32)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$494
Net expenses to average daily net assets	1.19%	*
Net investment income (loss) to average daily net assets	0.73%	*
Portfolio turnover rate	104%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  87  –

MML MID CAP VALUE FUND

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.18		$10.81	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.15 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(2.42)		(0.35)	1.03

Total income (loss) from investment operations	(2.25)		(0.20)	1.13

Less distributions to shareholders:
From net investment income	(0.00	)†	(0.10)	(0.10)
From net realized gains	-		(1.33)	(0.22)

Total distributions	-		(1.43)	(0.32)

Net asset value, end of period	$6.93		$9.18	$10.81

Total Return^^	(24.51)%		(2.32)%	11.23%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$291,433		$404,928	$358,906
Net expenses to average daily net assets	0.90%		0.88%	0.90%	*
Net investment income (loss) to average daily net assets	2.09%		1.33%	1.44%	*
Portfolio turnover rate	189%		206%	173%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.06

Income (loss) from investment operations:
Net investment income (loss)	0.09	***
Net realized and unrealized gain (loss) on investments	(2.23)

Total income (loss) from investment operations	(2.14)

Less distributions to shareholders:
From net investment income	(0.00	)†

Total distributions	(0.00)

Net asset value, end of period	$6.92

Total Return^^	(23.62)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,279
Net expenses to average daily net assets	1.16%	*
Net investment income (loss) to average daily net assets	3.51%	*
Portfolio turnover rate	189%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  88  –

MML MID CAP GROWTH FUND

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$11.18		$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.01 ***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(4.41)		1.71	0.05

Total income (loss) from investment operations	(4.43)		1.72	0.04

Less distributions to shareholders:
From net investment income	-		(0.01)	-
From net realized gains	(0.18)		(0.57)	-

Total distributions	(0.18)		(0.58)	-

Net asset value, end of period	$6.57		$11.18	$10.04

Total Return^^	(40.21)%		16.89%	0.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$183,886		$285,701	$285,149
Net expenses to average daily net assets	0.83%		0.81%	0.83%	*
Net investment income (loss) to average daily net assets	(0.21)%		0.08%	(0.11)%	*
Portfolio turnover rate	32%		31%	30%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$10.46

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***
Net realized and unrealized gain (loss) on investments	(3.70)

Total income (loss) from investment operations	(3.71)

Less distributions to shareholders:
From net realized gains	(0.18)

Total distributions	(0.18)

Net asset value, end of period	$6.57

Total Return^^	(36.09)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,757
Net expenses to average daily net assets	1.11%	*
Net investment income (loss) to average daily net assets	(0.29)%	*
Portfolio turnover rate	32%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  89  –

MML SMALL/MID CAP VALUE FUND

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.45		$10.45	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.11 ***	0.08	***
Net realized and unrealized gain (loss) on investments	(3.32)		(2.02)	0.44

Total income (loss) from investment operations	(3.24)		(1.91)	0.52

Less distributions to shareholders:
From net investment income	-		(0.09)	(0.07)
Tax return of capital	-		(0.00)†	-

Total distributions	-		(0.09)	(0.07)

Net asset value, end of period	$5.21		$8.45	$10.45

Total Return^^	(38.34)%		(18.31)%	5.20%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$145,129		$248,583	$207,239
Net expenses to average daily net assets	0.81%		0.79%	0.83%	*
Net investment income (loss) to average daily net assets	1.10%		1.14%	1.29%	*
Portfolio turnover rate	145%		152%	173%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.11

Income (loss) from investment operations:
Net investment income (loss)	0.03	***
Net realized and unrealized gain (loss) on investments	(2.93)

Total income (loss) from investment operations	(2.90)

Net asset value, end of period	$5.21

Total Return^^	(35.76)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,535
Net expenses to average daily net assets	1.07%	*
Net investment income (loss) to average daily net assets	1.79%	*
Portfolio turnover rate	145%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  90  –

MML SMALL CAP INDEX FUND

	Initial Class
	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.56	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.09 ***	0.04	***
Net realized and unrealized gain (loss) on investments	(3.05)	(0.13)	0.10

Total income (loss) from investment operations	(2.97)	(0.04)	0.14

Less distributions to shareholders:
From net investment income	-	(0.09)	(0.04)
From net realized gains	(0.10)	(0.41)	-

Total distributions	(0.10)	(0.50)	(0.04)

Net asset value, end of period	$6.49	$9.56	$10.10

Total Return^^	(31.36)%	(0.57)%	1.41%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$33,944	$58,893	$68,783
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.44%	0.52%	*
After expense waiver	0.53% #	N/A	0.45%	*#
Net investment income (loss) to average daily net assets	0.98%	0.90%	0.60%	*
Portfolio turnover rate	23%	15%	73%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.60

Income (loss) from investment operations:
Net investment income (loss)	0.03 ***
Net realized and unrealized gain (loss) on investments	(3.05)

Total income (loss) from investment operations	(3.02)

Less distributions to shareholders:
From net realized gains	(0.10)

Total distributions	(0.10)

Net asset value, end of period	$6.48

Total Return^^	(31.75)% **
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,184
Net expenses to average daily net assets	0.91% *
Net investment income (loss) to average daily net assets	1.33% *
Portfolio turnover rate	23%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  91  –

MML GLOBAL FUND

		Class I
	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.31	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.16 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(4.64)	0.22	0.53

Total income (loss) from investment operations	(4.49)	0.38	0.63

Less distributions to shareholders:
From net investment income	-	(0.16)	(0.11)
From net realized gains	(0.04)	(0.43)	-

Total distributions	(0.04)	(0.59)	(0.11)

Net asset value, end of period	$5.78	$10.31	$10.52

Total Return^^	(43.70)%	3.57%	6.25%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,589	$10,156	$9,698
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	1.15%	1.15%	*
After expense waiver	0.83% #	0.71% #	0.71%	*#
Net investment income (loss) to average daily net assets	1.82%	1.41%	1.47%	*
Portfolio turnover rate	65%	56%	41%	**

		Class II
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06+
Net asset value, beginning of period	$10.31	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.17 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(4.61)	0.22	0.53

Total income (loss) from investment operations	(4.44)	0.39	0.63

Less distributions to shareholders:
From net investment income	-	(0.17)	(0.11)
From net realized gains	(0.04)	(0.43)	-

Total distributions	(0.04)	(0.60)	(0.11)

Net asset value, end of period	$5.83	$10.31	$10.52

Total Return^^	(43.27)%	3.75%	6.30%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$18,607	$43,429	$51,804
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%	1.05%	1.04%	*
After expense waiver	0.72% #	0.61%	0.61%	*#
Net investment income (loss) to average daily net assets	1.95%	1.51%	1.60%	*
Portfolio turnover rate	65%	56%	41%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  92  –

MML GLOBAL FUND

	Service Class I
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.72

Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(2.89)

Total income (loss) from investment operations	(2.88)

Less distributions to shareholders:
From net realized gains	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$5.80

Total Return^^	(33.21)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$265
Ratio of expenses to average daily net assets:
Before expense waiver	1.19%	*
After expense waiver	1.15%	*#
Net investment income (loss) to average daily net assets	0.46%	*
Portfolio turnover rate	65%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  93  –

MML FOREIGN FUND

			Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$12.02		$11.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.27	***	0.24 ***	0.13	***
Net realized and unrealized gain (loss) on investments	(5.21)		1.24	1.00

Total income (loss) from investment operations	(4.94)		1.48	1.13

Less distributions to shareholders:
From net investment income	(0.00	)†	(0.27)	(0.12)
From net realized gains	-		(0.19)	(0.01)

Total distributions	(0.00)		(0.46)	(0.13)

Net asset value, end of period	$7.08		$12.02	$11.00

Total Return^^	(41.07)%		13.48%	11.26%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$208,709		$359,018	$253,512
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%	1.03%	*
After expense waiver	0.98%	#	N/A	1.02%	*#
Net investment income (loss) to average daily net assets	2.74%		2.00%	1.90%	*
Portfolio turnover rate	10%		9%	9%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.03	***
Net realized and unrealized gain (loss) on investments	(2.92)

Total income (loss) from investment operations	(2.89)

Less distributions to shareholders:
From net investment income	(0.00	)†

Total distributions	(0.00)

Net asset value, end of period	$7.07

Total Return^^	(28.99)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,675
Net expenses to average daily net assets	1.25%	*
Net investment income (loss) to average daily net assets	1.00%	*
Portfolio turnover rate	10%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  94  –

MML CONSERVATIVE ALLOCATION FUND

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$10.11		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28	***	0.13	***
Net realized and unrealized gain (loss) on investments	(2.24)		0.18

Total income (loss) from investment operations	(1.96)		0.31

Less distributions to shareholders:
From net investment income	(0.00	)†	(0.20)
From net realized gains	(0.00	)†	-

Total distributions	(0.00	)†	(0.20)

Net asset value, end of period	$8.15		$10.11

Total Return^^	(19.38)%		3.09%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$52,819		$155
Ratio of expenses to average daily net assets:
Before expense waiver	0.27%		61.88%	*
After expense waiver	0.20%	#	0.20%	*#
Net investment income (loss) to average daily net assets	3.06%		3.81%	*
Portfolio turnover rate	37%		0%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.79

Income (loss) from investment operations:
Net investment income (loss)	0.05	***
Net realized and unrealized gain (loss) on investments	(1.70)

Total income (loss) from investment operations	(1.65)

Less distributions to shareholders:
From net investment income	(0.00	)†
From net realized gains	(0.00	)†

Total distributions	(0.00	)†

Net asset value, end of period	$8.14

Total Return^^	(16.85)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$38,451
Ratio of expenses to average daily net assets:
Before expense waiver	0.49%	*
After expense waiver	0.45%	*#
Net investment income (loss) to average daily net assets	1.62%	*
Portfolio turnover rate	37%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  95  –

MML BALANCED ALLOCATION FUND

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$10.08		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.11	***
Net realized and unrealized gain (loss) on investments	(2.70)		0.19

Total income (loss) from investment operations	(2.49)		0.30

Less distributions to shareholders:
From net investment income	-		(0.22)
From net realized gains	(0.00	)†	-

Total distributions	(0.00)		(0.22)

Net asset value, end of period	$7.59		$10.08

Total Return^^	(24.70)%		2.96%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$88,583		$154
Ratio of expenses to average daily net assets:
Before expense waiver	0.20%		61.68%	*
After expense waiver	N/A	##	0.20%	*#
Net investment income (loss) to average daily net assets	2.43%		3.23%	*
Portfolio turnover rate	21%		0%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.60

Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	(2.03)

Total income (loss) from investment operations	(2.01)

Less distributions to shareholders:
From net realized gains	(0.00	)†

Total distributions	(0.00)

Net asset value, end of period	$7.59

Total Return^^	(20.94)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$49,286
Ratio of expenses to average daily net assets:
Before expense waiver	0.47%	*
After expense waiver	0.45%	*#
Net investment income (loss) to average daily net assets	0.87%	*
Portfolio turnover rate	21%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  96  –

MML MODERATE ALLOCATION FUND

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.11	***
Net realized and unrealized gain (loss) on investments	(2.96)		0.15

Total income (loss) from investment operations	(2.78)		0.26

Less distributions to shareholders:
From net investment income	-		(0.22)
From net realized gains	(0.00	)†	-

Total distributions	(0.00	)†	(0.22)

Net asset value, end of period	$7.26		$10.04

Total Return^^	(27.69)%		2.63%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$251,682		$154
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%		61.59%	*
After expense waiver	N/A		0.20%	*#
Net investment income (loss) to average daily net assets	2.09%		3.05%	*
Portfolio turnover rate	18%		0%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.44

Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	(2.20)

Total income (loss) from investment operations	(2.18)

Less distributions to shareholders:
From net realized gains	(0.00	)†

Total distributions	(0.00	)†

Net asset value, end of period	$7.26

Total Return^^	(23.09)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$146,775
Net expenses to average daily net assets	0.39%	*
Net investment income (loss) to average daily net assets	0.86%	*
Portfolio turnover rate	18%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  97  –

MML GROWTH ALLOCATION FUND

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$10.02		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.08	***
Net realized and unrealized gain (loss) on investments	(3.46)		0.17

Total income (loss) from investment operations	(3.36)		0.25

Less distributions to shareholders:
From net investment income	-		(0.23)
From net realized gains	(0.00	)†	-

Total distributions	(0.00	)†	(0.23)

Net asset value, end of period	$6.66		$10.02

Total Return^^	(33.53)%		2.45%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$354,595		$154
Ratio of expenses to average daily net assets:
Before expense waiver	0.13%		61.40%	*
After expense waiver	N/A		0.20%	*#
Net investment income (loss) to average daily net assets	1.24%		2.44%	*
Portfolio turnover rate	14%		0%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.20

Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(2.55)

Total income (loss) from investment operations	(2.54)

Less distributions to shareholders:
From net realized gains	(0.00	)†

Total distributions	(0.00	)†

Net asset value, end of period	$6.66

Total Return^^	(27.61)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$184,401
Net expenses to average daily net assets	0.39%	*
Net investment income (loss) to average daily net assets	0.24%	*
Portfolio turnover rate	14%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  98  –

MML AGGRESSIVE ALLOCATION FUND

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$9.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.06	***
Net realized and unrealized gain (loss) on investments	(3.88)		0.16

Total income (loss) from investment operations	(3.84)		0.22

Less distributions to shareholders:
From net investment income	-		(0.23)
From net realized gains	(0.00	)†	-

Total distributions	(0.00	)†	(0.23)

Net asset value, end of period	$6.15		$9.99

Total Return^^	(38.43)%		2.15%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$24,477		$153
Ratio of expenses to average daily net assets:
Before expense waiver	0.40%		61.22%	*
After expense waiver	0.20%	#	0.20%	*#
Net investment income (loss) to average daily net assets	0.46%		1.85%	*
Portfolio turnover rate	18%		0%	**

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.98

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***
Net realized and unrealized gain (loss) on investments	(2.83)

Total income (loss) from investment operations	(2.84)

Less distributions to shareholders:
From net realized gains	(0.00	)†

Total distributions	(0.00	)†

Net asset value, end of period	$6.14

Total Return^^	(31.62)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,953
Ratio of expenses to average daily net assets:
Before expense waiver	0.63%	*
After expense waiver	0.45%	*#
Net investment income (loss) to average daily net assets	(0.27)%	*
Portfolio turnover rate	18%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  99  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds, including each of the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund primarily through its investments in the Underlying Funds, may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. Unless otherwise specified, all Funds may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at all or at any one time. For purposes of the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund, except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time.

As to repurchase agreements, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. As to reverse repurchase agreements, if the buyer files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Additional information about repurchase agreements and reverse repurchase agreements and related risks can be found in the Statement of Additional Information.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds’ fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Funds’ fundamental investment restrictions can be found in the Funds’ Statement of Additional Information. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, and/or other counterparty default. If a borrower defaults on its obligation to return loaned securities because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing. In addition, a Fund must recover any loaned securities in order to vote on matters affecting such securities.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be

–  100  –

reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund and a Fund is subject to the risk that it will suffer loss from the investment of collateral. In addition, there is no guarantee that a Fund would not experience delay in selling its investments, and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Hedging Instruments and Derivatives

Derivatives are financial contracts the values of which depend on, or derive from, the values of an underlying asset, reference rate, or index. Examples of derivatives that the Funds may buy, sell or otherwise utilize (unless otherwise prohibited or inconsistent with the Fund’s policies) include, among others, options, futures, forward contracts, warrants and swap agreements. Each Fund may use derivatives as more fully discussed in the Statement of Additional Information.

The Funds may (but are not required to) use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses;

•	to manage a Fund’s exposure to changing securities prices; and

•	to seek additional investment returns.

The Funds may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio. The Funds do not currently intend to use derivatives for purposes which the Funds’ investment adviser or sub-adviser would consider speculative.

(1)	Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing in securities and other instruments directly. Derivatives are subject to a number of risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk and leveraging risk. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s investment adviser or sub-adviser may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of

–  101  –

meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, a Fund may buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. dollar value of foreign currency denominated portfolio securities held by the Fund and against increases in the U.S. dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

A Fund may also enter into futures contracts, including commodity futures contracts, stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions generally serve as hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; as a cash management tool; or for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Currency Transactions.” A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s investment adviser or sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

A Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

In addition, a Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Currency Transactions.” Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the

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risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s investment adviser or sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Rights and Warrants

Rights or warrants generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described above under “Options and Futures Contracts” and under “Derivatives – Options and Futures Strategies” in the Statement of Additional Information. Risks associated with the use of warrants or rights are generally similar to risks associated with the use of options. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s investment adviser or sub-adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Indexing v. Active Management

Active management involves a Fund’s investment adviser or sub-adviser buying and selling securities

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based on research and analysis. Unlike Funds that are actively managed, the MML Small Cap Index Fund is an “index” fund – it tries to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although many “index” funds are technically non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) – see Non-Diversification Risk on page 63). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization. To attempt to match the risk and return characteristics of the S&P SmallCap 600 Index as closely as possible for the MML Small Cap Index Fund, NTI, the Fund’s Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P SmallCap 600 Index using a process known as “optimization.” The Fund may not hold every one of the stocks in its target index. The Fund utilizes “optimization,” a statistical sampling technique, in an effort to run an efficient and effective strategy. Optimization entails that the Fund first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. Under certain market conditions, a Fund’s investment adviser or sub-adviser may, for temporary defensive purposes, invest to any extent in investment grade debt securities, government obligations, or money market instruments, cash or cash equivalents in a manner that is inconsistent with a Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. It is impossible to predict when, or for how long, a Fund would use such alternate strategies. These temporary defensive positions may cause a Fund not to achieve its investment objective.

Under normal circumstances, a Fund will comply with its 80% investment requirement, as applicable. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Zero-Coupon and “Stripped” Securities

A Fund may buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. A Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some collateralized mortgage obligations or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. A Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

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Participation Interests in Loans and Loan Investment Pools

Participation interests in loans represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. A Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored and/or advised by the Fund’s investment adviser or sub-adviser or an affiliate. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated above or below investment grade or may be unrated.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the servicing agent of the participation interest or the pooled entity that holds the loan obligations. In addition, loan participations generally are subject to restrictions on transfer, and a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them at a price less than their fair market value. These risks can cause a Fund to lose money on its investment.

Issuer Diversification

MML Concentrated Growth Fund and MML Small Cap Index Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”). A “diversified” investment company generally is required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter each Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Investment in Other Investment Companies

A Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, a Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. A Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds’ portfolios, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. The Funds do not intend to invest in other investment companies unless a Fund’s investment adviser or sub-adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, a Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“GNMA”)); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Banks); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These

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issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer,

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concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s investment adviser or sub-adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When-Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery. Such transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of securities declines prior to the settlement date.

IPO Investments

The Funds may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

REITS

The Funds may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Other Instruments

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objective.

Changes to Investment Policies

For Funds with an 80% “name test” policy, the Fund will provide shareholders with 60 days prior notice of any change in the policy.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (“SAI”). You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com.

From the SEC:  You may review and copy information about the Funds (including the Annual/Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at Publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.

MML SERIES INVESTMENT FUND

1295 STATE STREET

SPRINGFIELD, MASSACHUSETTS 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND (“MML TRUST”) DATED MAY 1, 2009, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2008 (“THE ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE MML TRUST AT THE ABOVE ADDRESS.

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUNDS:

•	MML ASSET ALLOCATION FUND

•	MML EQUITY INCOME FUND

•	MML INCOME & GROWTH FUND

•	MML GROWTH & INCOME FUND

•	MML BLUE CHIP GROWTH FUND

•	MML LARGE CAP GROWTH FUND

•	MML CONCENTRATED GROWTH FUND

•	MML MID CAP VALUE FUND

•	MML MID CAP GROWTH FUND

•	MML SMALL/MID CAP VALUE FUND

•	MML SMALL COMPANY VALUE FUND

•	MML SMALL CAP INDEX FUND

•	MML GLOBAL FUND

•	MML FOREIGN FUND

•	MML CONSERVATIVE ALLOCATION FUND

•	MML BALANCED ALLOCATION FUND

•	MML MODERATE ALLOCATION FUND

•	MML GROWTH ALLOCATION FUND

•	MML AGGRESSIVE ALLOCATION FUND

DATED MAY 1, 2009

I. GENERAL INFORMATION

MML Series Investment Fund (“MML Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information provides information regarding the following seventeen diversified investment portfolios: MML Asset Allocation Fund (“MML Asset Allocation”), MML Equity Income Fund (“MML Equity Income”); MML Income & Growth Fund (“MML Income & Growth”), MML Growth & Income Fund (“MML Growth & Income”), MML Blue Chip Growth Fund (“MML Blue Chip Growth”), MML Large Cap Growth Fund (“MML Large Cap Growth”), MML Mid Cap Value Fund (“MML Mid Cap Value”), MML Mid Cap Growth Fund (“MML Mid Cap Growth”), MML Small/Mid Cap Value Fund (formerly known as MML Small Cap Value Fund) (“MML Small/Mid Cap Value”), MML Small Company Value Fund (“MML Small Company Value”), MML Global Fund (“MML Global”), MML Foreign Fund (“MML Foreign”), MML Conservative Allocation Fund (“MML Conservative Allocation”), MML Balanced Allocation Fund (“MML Balanced Allocation”), MML Moderate Allocation Fund (“MML Moderate Allocation”), MML Growth Allocation Fund (“MML Growth Allocation”) and MML Aggressive Allocation Fund (“MML Aggressive Allocation”); and two non-diversified investment portfolios: MML Concentrated Growth Fund (“MML Concentrated Growth”) and MML Small Cap Index Fund (“MML Small Cap Index”) (collectively, the “Funds” of MML Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the “Declaration of Trust”). MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company and C.M. Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of MML Small/Mid Cap Value; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of MML Income & Growth and MML Mid Cap Value; Capital Guardian Trust Company (“Capital Guardian”) manages the investment of the assets of MML Asset Allocation and MML Growth & Income; Legg Mason Capital Management, Inc. (“Legg Mason”) manages the investment of the assets of MML Concentrated Growth; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of MML Global; Northern Trust Investments, N.A. (“NTI”) manages the investment of the assets of MML Small Cap Index; Rainier Investment Management, Inc. (“Rainier”) manages the investment of the assets of MML Large Cap Growth; Templeton Investment Counsel, LLC (“Templeton”) manages the investment of the assets of MML Foreign; and T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of MML Equity Income, MML Blue Chip Growth, MML Mid Cap Growth and MML Small Company Value. MassMutual, AllianceBernstein, American Century, Capital Guardian, Legg Mason, MFS, NTI, Rainier, Templeton and T. Rowe Price are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.

II. INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS

Each Fund has a distinct investment objective that it pursues through separate investment policies, as described in the Prospectus and below. The following information supplements and should be read in conjunction with the discussion of the Funds’ investment objectives, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of each Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of such Fund’s outstanding voting securities. A

“majority of the outstanding voting securities” of any Fund means the lesser of (1) 67% of such Fund’s outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of such Fund’s outstanding shares. All other investment policies and techniques of each Fund may be changed by the Board of Trustees of MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of such Fund. There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon the investment adviser’s or any sub-adviser’s ability to assess changes in business and economic conditions.

In managing their portfolios of investments, the Funds may purchase various securities, investment related instruments and make use of various investment techniques, including those described below, to the extent consistent with a Fund’s investment objective and fundamental investment restrictions. Each of the MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation and MML Aggressive Allocation seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised primarily by MassMutual or a control affiliate of MassMutual, as well as in non-affiliated funds (“Underlying Funds”)1 using an asset allocation strategy. In managing their portfolios of investments, the Underlying Funds may purchase various securities, investment related instruments and make use of various investment techniques, including, but not limited to, those described below. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. Except as otherwise stated, references on the following pages to “the Funds,” “each Fund” or “a Fund” may relate to the Funds, one or more Underlying Funds, or both. For a description of ratings of corporate debt securities and money market instruments in which the Funds may invest, reference should be made to the Appendix.

MML Small Cap Index

MML Small Cap Index attempts to replicate the investment results of the Standard & Poor’s SmallCap 600 Index (the “Index”), which is composed of common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor’s® (“S&P®”) has an Index Committee that is responsible for the overall management of the Index. The Index Committee looks at a company’s market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring.

The weightings of stocks in the Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. NTI generally selects stocks for each Fund’s portfolios in the order of their weightings in the relevant Index beginning with the heaviest weighted stocks. With respect to the Fund’s assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The sub-adviser uses a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in a Fund’s portfolio because of changes in the composition of the Index, but such changes should be infrequent.

(1)	Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”) and non-affiliated funds. OFI is a majority owned, indirect subsidiary of MassMutual.

Optimization. MML Small Cap Index may not hold every one of the stocks in the S&P SmallCap 600 Index. In an effort to run an efficient and effective strategy, the Fund may use the process of “optimization,” a statistical sampling technique. Optimization entails that the Fund first buy the stocks that make up the larger portions of the Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

NTI, the Fund’s sub-adviser, believes that the indexing approach described above is an effective method of substantially replicating Index performance. NTI expects, but cannot guarantee, that there will be a close correlation between the Fund’s performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least .98, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund’s net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions of Fund shares.

The Fund’s ability to replicate the performance of the Index also depends to some extent on the size of the Fund’s portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made in an effort to maintain the similarity of the Fund’s portfolio to the Index to the maximum practicable extent.

MML SMALL CAP INDEX IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S ONLY RELATIONSHIP TO THE FUND IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCES OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Banking Relationships

NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which MML Small Cap Index may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by this Fund.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments and Temporary Investments. The Funds may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with a Fund’s investment policies. In addition, in adverse market conditions, the Funds may invest in these short term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment advisers or sub-advisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or sub-adviser. A Fund’s investment adviser or sub-adviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or sub-adviser does not assign a classification or the investment adviser or sub-adviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while a Fund may benefit from the use of derivatives, including options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”).

Swaps, Caps, Floors and Collars

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows, such as an exchange of floating interest rate payments for fixed interest rate payments with respect to a notional amount of principal. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund pays a periodic premium to the protection seller over the term of the credit default swap in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) of a referenced issuer to the protection seller and receive the par (or other agreed-upon) value of such bonds or loans upon a default (or similar event) by the referenced issuer during the term of the credit default swap. Alternatively, the protection seller would make a cash payment to the Fund equal to the decline in value of such bonds or loans (or other agreed-upon value) as a result of the default. If no default occurs during the term of the credit default swap, the protection seller keeps the stream of payments and has no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the protection seller may itself default under the terms of the credit default swap (e.g. the protection seller might become insolvent) or may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) by the referenced issuer. In addition, when the Fund is the protection buyer, the credit default swap would generate income in the event of a default (or similar event) by the referenced issuer. The Fund would also generate income if the market value of the credit default swap increased and the Fund sold the credit default swap prior to its maturity.

The Fund may also use credit default swaps to establish a long position in a referenced issuer of bonds or loans (or in a basket of such issuers) by acting as the protection seller in a credit default swap. As the protection seller, the Fund receives periodic payments from the protection buyer over the term of the credit default swap. The Fund would be required to pay the par (or other agreed-upon) value of specified bonds or loans of the referenced issuer to the protection buyer in the event of a default (or similar event) by the referenced issuer. Alternatively, the Fund would make a cash payment to the protection buyer equal to the decline in value of such bonds or loans (or other agreed-upon value) as a result of the default. If no default by the referenced issuer occurs, the Fund would keep the stream of payments and would have no further payment obligations. Acting as the protection seller in a credit default swap may add economic leverage to the Fund’s portfolio as, in addition to its total net assets, the Fund has a contingent obligation of up to the notional amount of the swap.

Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment adviser or sub-adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is generally required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund(s), an investment adviser or sub-adviser, and other clients of the investment adviser or sub-adviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

An OTC option is also generally subject to the risks described above under “ Risk Factors in Swap Contracts and Other Two-Party Contracts.”

Futures Contracts and Related Options

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). If a Fund is unable to enter into a closing transaction, the amount of the Fund’s potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a contract, a Fund is required to deposit with the broker an amount of liquid assets, to serve as “initial margin.” Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by a Fund is subject to the investment adviser’s or sub-adviser’s ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves. Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related options, even a correct forecast of general market trends by the investment adviser or sub-adviser may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, a Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment adviser’s or sub-adviser’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund’s securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund’s tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by a Fund of index futures. For example, successful use of index futures by a Fund may be subject to the investment adviser’s or sub-adviser’s ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” in this SAI).

Forward Contracts

Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As one of several alternatives to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. The Funds will not enter into a forward contract if as a result more than 25% of that Fund’s total assets would be held in a segregated account covering such contracts.

Foreign Currency Transactions

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

A Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options.

Structured Notes and Hybrid Instruments

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust’s current non-fundamental policies are:

1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts;

2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options;

3. a Fund would not write a covered call or put option if as a result more than 20% of the Fund’s total assets would be in one or more segregated accounts covering call and put options;

4. a Fund would not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts; and

5. a Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association (“GNMA”) Certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Funds may invest in investment grade securities, they may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the investment adviser or sub-adviser to be of comparable quality. Lower-grade debt securities, which also are known as “junk bonds,” may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Fund’s share prices and the income it earns.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency. MML Asset Allocation, MML Growth & Income, MML Small/Mid Cap Value and MML Small Cap Index may invest not more than 10% of their total assets in the securities of foreign issuers. MML Blue Chip Growth, MML Large Cap Growth and MML Small Company Value may invest not more than 20% of their total assets in the securities of foreign issuers. MML Equity Income, MML Concentrated Growth and MML Mid Cap Growth may invest not more than 25% of their total assets in the securities of foreign issuers. MML Income & Growth and MML Mid Cap Value may invest not more than 35% of their total assets in the securities of foreign issuers. MML Global and MML Foreign may invest without limit in foreign securities. Investments in Canadian securities are generally limited to 25% of a Fund’s (with the exception of MML Global and MML Foreign) net assets. Foreign securities include securities of foreign issuers represented by American Depositary Receipts (ADRs).

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The

Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board of Trustees, the investment adviser and/or the sub-adviser, if such determination by the investment adviser or sub-adviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment advisers or sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid- year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Fund and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or sub-adviser’s credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Fund and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain loan participations or assignments acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

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Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•

Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (the “1940 Act”) or applicable exemptive rules. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the investment adviser or sub-adviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. This section shall not prevent a fund from investing its assets in money market funds in compliance with the 1940 Act.

T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with its investment objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

Each of the MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation and MML Aggressive Allocation invests in both affiliated and non-affiliated Underlying Funds. Each Fund may invest in affiliated Underlying Funds without limitation, so long as the affiliated Underlying Fund has a policy that prohibits it from acquiring any securities of SEC registered open-end investment companies or SEC registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act. Each Fund may invest in non-affiliated Underlying Funds, so long as after a purchase (i) the Fund and any company or companies controlled by it (as defined in the 1940 Act) together own no more than 3% of the total outstanding voting stock of a non-affiliated Underlying Fund, (ii) securities issued by the non-affiliated Underlying Fund have an aggregate value of 5% or less of the value of the total assets of the Fund, and (iii) securities issued by the non-affiliated Underlying Fund and all other non-affiliated Underlying Funds have an aggregate value of 10% or less of the value of the total assets of the Fund. Notwithstanding the foregoing, each Fund may invest in non-affiliated underlying money market funds without limitation.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds may also invest in Collateralized Loan Obligations, Collateralized Debt Obligations and Collateralized Bond Obligations.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Portfolio Management

The Funds’ investment advisers or sub-advisers use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Tax Status” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment advisers or sub-advisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than MML Mid Cap Value) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than MML Mid Cap Value) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or sub-adviser currently anticipates for these Funds. The sub-adviser will make changes to the MML Mid Cap Value’s portfolio whenever it believes such changes are desirable and, consequently, anticipates that the Fund’s portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Financial Highlights” section of the Prospectus. See the “Tax Status” and “Brokerage Allocation and Portfolio Transactions” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or sub-adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described previously.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

The investment of cash collateral delivered by a borrower pursuant to a loan is at the sole risk of the Fund in most cases. Investment of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

The Funds may engage in short sales against the box. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants and Rights

A Fund may purchase or otherwise receive warrants or rights. Warrants or rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Derivatives—Options and Futures Strategies.” Risks associated with the use of warrants or rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants or rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants or rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Some Funds may invest in low exercise price call warrants, which are equity call warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue. Low exercise price call warrants are typically used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set such that the value of the warrants will be identical to the price of the underlying stock. The value of the warrants is correlated with the value of the underlying stock price and therefore, the risk and return profile of the warrants is similar to owning the underlying securities. In addition, low exercise price call warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the low exercise price call warrants may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Derivative Risk” and “Credit Risk” in the Prospectus and “Derivatives” in this SAI.

Additionally, while low exercise price call warrants may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a low exercise price call warrants will be willing to repurchase the low exercise price call warrants when the Fund wishes to sell it. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will generally be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into shares of the underlying stock. Low exercise price call warrants are typically sold in private placement transactions, may be illiquid, and may be classified as derivative instruments.

When-Issued Securities

Each Fund may purchase or sell securities on a “when-issued” or on a “forward delivery” basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sales price. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will take actions consistent with SEC policies, which currently recommend that an amount of the Fund’s assets consisting of cash or other liquid instruments equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, a Fund would have liquid assets sufficient to cover any commitments. However, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions and the Fund may be unable to meet its current obligations. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, a Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

III. DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of directors who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment advisers, sub-advisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board of Trustees at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, MassMutual and the Funds’ investment advisers or sub-advisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the investment advisers’ and sub-advisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com as soon as possible after each calendar quarter-end. A Fund’s portfolio holdings may also be made available on http://www.massmutual.com at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, MassMutual and the Funds’ investment advisers or sub-advisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (State Street Bank and Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ investment advisers or sub-advisers, and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant investment adviser or sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

IV. INVESTMENT RESTRICTIONS

The following is a description of certain fundamental restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

1. Except with respect to the MML Concentrated Growth Fund and the MML Small Cap Index Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations;

2. Purchase commodities or commodity contracts, except to the extent that a Fund may enter into financial futures contracts, options, options on futures, and other financial transactions not involving physical commodities (see the Prospectus and “Investment Practices of the Funds and Related Risks—Derivatives” in this Statement of Additional Information);

3. Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.);

4. Participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);

5. Make loans, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

6. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

7. Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) In the case of MML Small Cap Index Fund, except to the extent the Index is so concentrated.

(b) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

8. With respect to the MML Blue Chip Growth Fund, make short sales, except for sales “against-the-box.”

9. With respect to the MML Blue Chip Growth Fund, invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

10. With respect to the MML Blue Chip Growth Fund, pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contract, reverse repurchase agreements and securities lending.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

The Funds may not sell securities short, but reserve the right to sell securities short against the box.

In addition, each Fund may not:

1. Invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the investment adviser or sub-adviser pursuant to Board approved guidelines.

2. Invest for the purpose of exercising control over, or management of, any company.

3. Except for MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation and MML Aggressive Allocation, invest in securities of other open-end investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the investment advisers or sub-advisers or affiliates thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees except that this restriction shall not prohibit the investment by MML Equity Income, MML Blue Chip Growth, MML Mid Cap Growth and MML Small Company Value in money market funds managed by T. Rowe Price pursuant to an exemptive order.

4. To the extent that shares of a Fund are purchased or otherwise acquired by other series of MML Trust or other series of registered open-end investment companies in MML Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (1) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Notwithstanding the foregoing investment limitations, the Underlying Funds in which MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation and MML Aggressive Allocation may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting these Funds to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with MML Conservative Allocation’s, MML Balanced Allocation’s, MML Moderate Allocation’s, MML Growth Allocation’s and MML Aggressive Allocation’s investment program as set forth in the prospectus, each Fund may invest more than 25% of its assets in any one Underlying Fund. While each Fund does not intend to concentrate its investments in a particular industry, a Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.

V. MANAGEMENT OF MML TRUST

MML Trust has a Board of Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of MML Trust. The Board of Trustees of MML Trust is generally responsible for management of the business and affairs of MML Trust. The Trustees formulate the general policies of MML Trust and the Funds, approve contracts and authorize MML Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of MML Trust (“Disinterested Trustees”) have retained independent legal counsel. As investment adviser and sub-advisers to the Funds, respectively, MassMutual, AllianceBernstein, American Century, Capital Guardian, Legg Mason, MFS, NTI, Rainier, Templeton and T. Rowe Price may be considered part of the management of MMLTrust. The Trustees and principal officers of MML Trust are listed below together with information on their positions with MML Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Richard W. Greene	Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 73
Trustee since 1999
Trustee of 57 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Chairman (since 2005), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Richard H. Ayers	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 66
Trustee since 1999
Trustee of 57 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director (since 2008), Celera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 60
Trustee since 2003
Trustee of 57 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 69
Trustee since 1973
Trustee of 57 portfolios in fund complex

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr.	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 62
Trustee since 2003
Trustee of 57 portfolios in fund complex

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr.	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 67
Trustee since 1996
Trustee of 98 portfolios in fund complex[1]

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

(1)	Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of the Adviser.

Interested Trustees

Robert E. Joyal[2]	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 64
Trustee since 2003
Trustee of 59 portfolios in fund complex [3]

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

Elaine A. Sarsynski[4]	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 54
Trustee since 2008
Trustee of 57 portfolios in fund complex

Executive Vice President (since 2005), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut; Trustee (since 2008), MassMutual Select Funds (open-end investment company).

Principal Officers

Stephen J. Brunette	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 39
Officer since 2007
Officer of 36 portfolios in fund complex

Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund II (open-end investment company).

(2)	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.
(3)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of the Adviser.
(4)	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

Richard J. Byrne	President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 46
Officer since 2007
Officer of 36 portfolios in fund complex

Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).

John E. Deitelbaum 1295 State Street Springfield, MA 01111 Age: 40 Officer since 2006 Officer of 89 portfolios in fund complex	Vice President of MML Trust

Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).

Michael C. Eldredge	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 44
Officer since 2009
Officer of 89 portfolios in fund complex

Vice President (since 2008), MassMutual; Vice President (1998-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 42 Officer since 2001 Officer of 89 portfolios in fund complex	Vice President, Secretary and Chief Legal Officer of MML Trust

Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino	Chief Financial Officer and Treasurer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 43
Officer since 2006
Officer of 89 portfolios in fund complex

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JPMorgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman	Vice President and Chief Compliance Officer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 44
Officer since 2007
Officer of 89 portfolios in fund complex

Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 42
Officer since 2006
Officer of 89 portfolios in fund complex

Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of MML Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of MML Trust that an exception to the retirement policy of MML Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

The Board of Trustees had four regularly scheduled meetings in 2008 and one special meeting.

MML Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of MML Trust. The Audit Committee, whose members are Messrs. Ayers, Blair and Hunter, makes recommendations to the Trustees as to the engagement or discharge of MML Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with MML Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2008, the Audit Committee met six times.

MML Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of MML Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met twice during 2008. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee also considers candidates from among the Trustees to serve as chairperson of the Board of Trustees and periodically reviews the compensation of MML Trust’s independent trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of MML Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of MML Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of MML Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to MML Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of MML Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of MML Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) the class or series and number of all shares of MML Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to MML Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of MML Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for MML Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on MML Trust’s books, the number of all shares of each series of MML Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

MML Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of MML Trust. The Contract Committee met twice during 2008. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of MML Trust’s investment management agreements and sub-advisory agreements.

MML Trust has a Governance Committee, whose members are Messrs. Blair, Joyal and Marshall, Ms. Boland and Ms. Sarsynski. The Governance Committee met three times during 2008. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

MML Trust has a Valuation Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of MML Trust. The Valuation Committee determines whether market quotations are readily available for investments held by each series of MML Trust and determines the fair value of investments held by each series of MML Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2008.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in MML Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	None
Mary E. Boland	None	None
Richard W. Greene	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Interested Trustees
Frederick C. Castellani*	None	None
Robert E. Joyal Elaine A. Sarsynski * Resigned as of February 29, 2008.	None None	None None

As of April 1, 2009, the Trustees and officers of MML Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.

To the knowledge of MML Trust, as of December 31, 2008, the Disinterested Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, sub-adviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser, principal underwriter or sponsoring insurance company of the Funds.

MML Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,500 per quarter plus a fee of $1,200 per meeting attended in-person. Trustees who serve on the Contract Committee of the Trust are paid an additional $1,200 for attending the annual Contract Committee meeting. The Chairperson of the Board of Trustees is paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. The Chairperson of the Audit Committee is paid an additional fee of $2,000 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional fee of $1,000 annually. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional fee of $800 annually. In addition, MML Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from MML Trust.

The following table discloses actual compensation paid to Trustees of MML Trust during the 2008 fiscal year. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested. With the exception of Mr. Castellani, each of the Trustees also served as Trustee of one other registered investment company managed by MassMutual, MassMutual Select Funds. Mr. Castellani served as a Trustee of MassMutual Select Funds through February 29, 2008, and continues to serve as a Trustee of two other registered investment companies managed by MassMutual, MassMutual Premier Funds and MML Series Investment Fund II.

Name/Position	Aggregate Compensation from MML Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from MML Trust and Fund Complex
Richard H. Ayers	–	$28,186.67	$122,377.36
Trustee
Allan W. Blair	$23,966.67	–	$119,833.34
Trustee
Mary E. Boland	–	$38,987.20	$143,756.55
Trustee
Richard W. Greene	$11,750.00	$19,205.83	$154,779.23
Chairman and Trustee
R. Alan Hunter, Jr.	–	$28,370.37	$120,274.13
Trustee
Robert E. Joyal	–	$28,812.48	$120,260.18
Trustee
F. William Marshall, Jr.	$24,750.00	–	$297,750.00
Trustee
Frederick C. Castellani*	–	–	$114,398.00
Trustee
Elaine A. Sarsynski*	–	–	–
Trustee

*	Mr. Castellani and Ms. Sarsynski as employees of MassMutual, received no compensation for their roles as Trustees to MML Trust. Mr. Castellani resigned as of February 29, 2008.

VI. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

MassMutual, MML Bay State and C.M. Life Insurance Company (“C.M. Life”) were the record owners of all of the outstanding shares of each series of MML Trust as of April 1, 2009 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of MML Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of MML Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111.

VII. INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment adviser to each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the “Management Agreements”). Under the Management Agreements, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust, and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment subadvisory agreements (the “Subadvisory Agreements”).

Pursuant to the Management Agreements, MassMutual is paid a quarterly fee at the annual rate based upon the average daily net assets of each Fund as follows: .55% for MML Asset Allocation, .75% for MML Equity Income, .65% for MML Income & Growth, .50% for MML Growth & Income, .75% for MML Blue Chip Growth, ..65% for MML Large Cap Growth, .60% for MML Concentrated Growth, .84% for MML Mid Cap Value, .77% for MML Mid Cap Growth, .75% for MML Small/Mid Cap Value, .85% for MML Small Company Value, .35% for MML Small Cap Index, .60% for MML Global, .89% for MML Foreign and .10% for MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation and MML Aggressive Allocation.

MassMutual has agreed to cap the fees and expenses of each Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund1 fees and expenses, at the following amounts through May 2, 2010: .90% for Class I shares of MML Global, .80% for Class II shares of MML Global, 1.15% for Service Class I shares of MML Global, 1.15% for Class II shares of MML Small Company Value, 1.40% for Service Class I shares of MML Small Company Value, .20% for Initial Class shares of MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation and MML Aggressive Allocation and .45% for Service Class shares of MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation and MML Aggressive Allocation. These agreements cannot be terminated unilaterally by MassMutual. For the period ended December 31, 2008, MassMutual paid $24,722 for MML Asset Allocation, $9,853 for MML Income & Growth, $21,391 for MML Growth & Income, $6,012 for MML Blue Chip Growth, $1,792 for MML Large Cap Growth, $43,910 for MML Concentrated Growth, $4,562 for MML Small Cap Index, $176,734 for MML Global, $30,843 for MML Foreign, $24,073 for MML Conservative Allocation, $1,978 for MML Balanced Allocation and $38,584 for MML Aggressive Allocation.

Except for the Management Agreements with respect to MML Concentrated Growth, MML Small Company Value and MML Global, the Management Agreements provide that MassMutual will perform all administrative functions relating to the Funds. MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses.

[1]

Acquired Fund fees and expenses represent approximate expenses borne indirectly by a Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of a Fund’s investments among other pooled investment vehicles.

MassMutual provides administrative and shareholder services to MML Concentrated Growth, MML Small Company Value and MML Global under separate Administrative and Shareholder Services Agreements pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class specific expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to such Administrative and Shareholder Services Agreements. MML Trust, on behalf of MML Concentrated Growth, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable share class of the Fund, .24% for Class I shares, .14% for Class II shares and .24% for Service Class I shares. MML Trust, on behalf of MML Small Company Value, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable share class of the Fund, ..25% for Class II shares and Service Class I shares. MML Trust, on behalf of MML Global, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable share class of the Fund, .28% for Class I shares, .18% for Class II shares and .28% for Service Class I shares. The Administrative and Shareholder Services Agreements were effective May 1, 2006 for MML Concentrated Growth and MML Global and February 25, 2009 for MML Small Company Value.

For the last two fiscal years, the MML Concentrated Growth Fund has paid the following amounts as administrative services fees to MassMutual pursuant to the Administrative and Shareholder Services Agreement: $182,637 for 2008 and $138,625 for 2007.

For the last two fiscal years, the MML Global Fund has paid the following amounts as administrative services fees to MassMutual pursuant to the Administrative and Shareholder Services Agreement: $79,609 for 2008 and $116,169 for 2007.

MassMutual has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”). As sub-administrator, State Street generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to all of the Funds.

The net asset values of the Funds at December 31, 2008 and the investment management fees each paid during the past three years were:

	Net Assets Dec. 31, 2008	Investment Management Fees
Fund		2008	2007	2006
MML Asset Allocation*	$138,082,430	$1,099,651	$1,486,898	$935,584
MML Equity Income*	360,164,069	2,804,147	2,525,841	1,237,417
MML Income & Growth*	77,097,219	743,634	1,110,885	765,559
MML Growth & Income*	134,555,148	1,026,259	1,492,717	989,478
MML Blue Chip Growth*	170,374,405	850,007	441,367	254,713
MML Large Cap Growth*	36,432,506	359,041	498,445	338,564
MML Concentrated Growth*	80,089,086	560,092	507,671	334,687
MML Mid Cap Value*	293,712,125	3,034,753	3,258,390	1,800,354
MML Mid Cap Growth*	187,643,177	1,856,223	2,252,006	1,493,254
MML Small/Mid Cap Value*	146,663,320	1,527,581	1,675,594	854,965
MML Small Cap Index*	35,128,050	169,008	232,101	159,912
MML Global*	24,461,359	237,838	353,431	238,372
MML Foreign*	210,384,361	2,582,378	2,702,452	1,224,564
MML Conservative Allocation**	91,269,793	34,984	52	—
MML Balanced Allocation**	137,868,754	61,261	52	—
MML Moderate Allocation**	398,457,738	180,263	52	—
MML Growth Allocation**	538,995,985	265,296	52	—
MML Aggressive Allocation**	28,430,002	19,295	52	—

*	Commenced operations May 1, 2006.
**	Commenced operations August 31, 2007.

The Management Agreement with each Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of such Fund, or by MassMutual. Such termination requires 60 days’ written notice to be given and may be effected without the payment of any penalty. In addition, each such Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment.

AllianceBernstein

MassMutual has also entered into an investment sub-advisory agreement with AllianceBernstein pursuant to which AllianceBernstein serves as MML Small/Mid Cap Value’s investment sub-adviser, providing day-to-day management of the Fund’s investments. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At December 31, 2008, AllianceBernstein Holding L.P. owned approximately 34.3% of the issued and outstanding AllianceBernstein Units. AXA Financial Inc. was the beneficial owner of approximately 62.0% of the AllianceBernstein Units at December 31, 2008 (including those held indirectly through its ownership of approximately 1.6% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 62.4% economic interest in AllianceBernstein.

MassMutual’s sub-advisory agreement with AllianceBernstein will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. AllianceBernstein also provides investment sub-advisory services for the MML Equity Fund, which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MassMutual serves as investment adviser, the MassMutual Select Diversified Value Fund, MassMutual Select Diversified International Fund and MassMutual Select Overseas Fund, each of which are series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser and the Premier Core Value Equity Fund, which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

American Century

MassMutual has also entered into investment sub-advisory agreements with American Century pursuant to which American Century serves as MML Income & Growth’s and MML Mid Cap Value’s investment sub-adviser, providing day-to-day management of each Fund’s investments. American Century, which is a privately held subsidiary of American Century Companies, Inc., is located at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2008, American Century had approximately $70.2 billion in total assets under management.

MassMutual’s sub-advisory agreements with American Century will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the respective Fund.

Capital Guardian

MassMutual has also entered into an investment sub-advisory agreement with Capital Guardian pursuant to which Capital Guardian serves as MML Asset Allocation’s and MML Growth & Income’s investment sub-adviser, providing day-to-day management of each Fund’s investments. Capital Guardian, a wholly-owned subsidiary of The Capital Group Companies, Inc., is located at 333 South Hope Street, 53rd Floor, Los Angeles, California 90071-1406. As of December 31, 2008, Capital Guardian had approximately $65 billion in assets under management.

MassMutual’s sub-advisory agreements with Capital Guardian will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the respective Fund.

Legg Mason

MassMutual has also entered into an investment sub-advisory agreement with Legg Mason pursuant to which Legg Mason serves as MML Concentrated Growth’s investment sub-adviser, providing day-to-day management of the Fund’s investments. Legg Mason, a wholly-owned subsidiary of Legg Mason, Inc., a global asset management firm structured as a holding company, is located at 100 Light Street, Baltimore, Maryland 21202. As of December 31, 2008, Legg Mason had approximately $14.9 billion in assets under management.

MassMutual’s sub-advisory agreement with Legg Mason will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. Legg Mason also provides investment sub-advisory services to MassMutual Select Diversified Growth Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

MFS

MassMutual has also entered into an investment sub-advisory agreement with MFS pursuant to which MFS serves as MML Global’s investment sub-adviser, providing day-to-day management of the Fund’s Investments. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services organization. As of December 31, 2008, the MFS organization had approximately $128 billion in assets under management.

MassMutual’s sub-advisory agreement with MFS will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. MFS also provides investment sub-advisory services to MassMutual Select Overseas Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

NTI

MassMutual has also entered into an investment sub-advisory agreement with NTI pursuant to which NTI serves as MML Small Cap Index’s investment sub-adviser, providing day-to-day management of the Fund’s investments. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, NTI and its affiliates had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

MassMutual’s sub-advisory agreement with NTI will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. NTI also provides investment sub-advisory services for the MML Equity Index Fund and the MML NASDAQ-100® Fund, each of which are also series of MML Series Investment Fund, and the MassMutual Select Indexed Equity Fund and the MassMutual Select NASDAQ-100® Fund, each of which are series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

Rainier

MassMutual has also entered into an investment sub-advisory agreement with Rainier pursuant to which Rainier serves as MML Large Cap Growth’s investment sub-adviser, providing day-to-day management of the Fund’s investments. Rainier, located at 601 Union Street, Seattle, Washington 98101, is an employee owned company. As of December 31, 2008, Rainier managed approximately $12.5 billion in assets.

MassMutual’s sub-advisory agreement with Rainier will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. Rainier also provides investment sub-advisory services to MassMutual Select Large Cap Growth Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

Templeton

MassMutual has also entered into an investment sub-advisory agreement with Templeton pursuant to which Templeton serves as MML Foreign’s investment sub-adviser, providing day-to-day management of the Fund’s investments. Templeton is located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2008, Templeton and its subsidiaries had approximately $416.2 billion in assets under management.

MassMutual’s sub-advisory agreement with Templeton will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund.

T. Rowe Price

MassMutual has also entered into an investment sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price serves as MML Equity Income’s, MML Blue Chip Growth’s, MML Mid Cap Growth’s and MML Small Company Value’s investment sub-adviser, providing day-to-day management of each Fund’s investments. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, has been managing assets since 1937. As of December 31, 2008, T. Rowe Price had approximately $276.3 billion in assets under management.

MassMutual’s sub-advisory agreements with T. Rowe Price will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the respective Fund. T. Rowe Price also provides investment sub-advisory services for the MassMutual Select Blue Chip Growth Fund, the MassMutual Select Diversified Growth Fund, the MassMutual Select Mid Cap Growth Equity II Fund and the MassMutual Select Small Company Value Fund, each of which are series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

MassMutual is ultimately responsible for providing investment advice to these Funds and will continue to provide administrative and non-investment advisory services to the Funds.

For the last three fiscal years, MassMutual paid the following amounts for investment sub-advisory services provided to the Funds:

Fund	2008	2007	2006
MML Asset Allocation*	$698,659	$946,101	$595,507
MML Equity Income*	1,337,473	1,182,187	584,095
MML Income & Growth*	503,549	732,441	504,726
MML Growth & Income*	768,308	1,119,199	742,095
MML Blue Chip Growth*	385,202	205,996	120,934
MML Large Cap Growth*	218,822	305,622	203,930
MML Concentrated Growth*	396,663	373,096	243,887
MML Mid Cap Value*	1,591,860	1,685,933	942,768
MML Mid Cap Growth*	1,155,524	1,416,890	1,058,701
MML Small/Mid Cap Value*	1,123,359	1,092,888	569,408
MML Small Cap Index*	38,202	52,270	36,180
MML Global*	190,599	289,576	191,551
MML Foreign*	1,346,513	1,399,815	687,087

*	Commenced operations May 1, 2006.

Other service providers of the Funds are as follows:

•

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, the independent registered public accounting firm for each of the Funds, provides audit services and assistance and consultation in connection with tax returns and the reading of various SEC filings.

•

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian and sub-administrator for each of the Fund’s investments. As custodian, State Street has custody of each Fund’s securities and maintains certain financial and accounting books and records. As custodian, State Street does not assist in, and is not responsible for, the investment decisions and policies of these Funds.

VIII.    THE DISTRIBUTOR

MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, acts as a principal underwriter of the Funds, pursuant to a Principal Underwriter Agreement with MML Trust dated as of August 15, 2008 (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of MML Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

MassMutual or an affiliate may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

IX.    SERVICE CLASS AND SERVICE CLASS I DISTRIBUTION AND SERVICES PLAN

MML Trust has adopted, with respect to the Service Class and Service Class I shares of each Fund, a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of MML Trust, including a majority of the Trustees who are not interested persons of MML Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan on August 12, 2008 for the Service Class and Service Class I shares of the Funds.

Under the terms of the Plan, each Fund is permitted to pay distribution and service fees, out of the assets attributable to the Service Class and Service Class I shares of the Fund, at an annual rate of up to .35%, in the aggregate, of the average daily net assets attributable to that Class. However, each Fund will initially pay distribution and service fees at an annual rate of .25% of the Fund’s average daily net assets. The Distributor may use all or a portion of the distribution and service fee to compensate investment professionals or financial intermediaries (and to reimburse them for related expenses) for personal service provided to shareholders of shares of Service Class and Service Class I, for services in respect of the promotion of the shares of Service Class and Service Class I, and/or the maintenance of shareholder accounts, or for other services for which payments may lawfully be made in accordance with applicable rules and regulations. The Distributor may retain all or any portion of the distribution and service fee in respect of Service Class and Service Class I shares as compensation for its services. Initially, all payments under the Plan will be made by the Funds to the Distributor, which will, in turn, pay out all of the amounts it receives. The Distributor will pay a portion of the amounts it receives to MassMutual, which will be used to pay for continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion will be paid to MassMutual as compensation for its promotional services in respect of the Funds, and to help reimburse MassMutual expenses incurred in connection with promoting the Funds. It is expected that all payments under the Plan will be made directly to MassMutual, which will disburse or retain amounts from those payments solely at the instruction of the Distributor.

The Plan provides that it may not be amended to materially increase the costs which Service Class and Service Class I shareholders may bear under the Plan without the approval of a majority of the outstanding Service Class and Service Class I shares of the Fund, respectively.

The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of MML Trust and (ii) the Trustees of MML Trust who are not interested persons of MML Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of MML Trust and (ii) the Trustees of MML Trust who are not interested persons of MML Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. The Plan provides that any person authorized to direct the disposition of amounts paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following tables approximately disclose the 12b-1 fees paid in 2008 by MML Trust under its 12b-1 plans for Service Class and Service Class I shares of the Funds:

	Service Class 12b-1 Servicing Fees	Service Class 12b-1 Distribution Fees
MML Asset Allocation	$523	$–
MML Equity Income	1,734	–
MML Income & Growth	188	–
MML Growth & Income	397	–
MML Blue Chip Growth	514	–
MML Large Cap Growth	108	–

	Service Class 12b-1 Servicing Fees	Service Class 12b-1 Distribution Fees
MML Mid Cap Value	$686	$–
MML Mid Cap Growth	1,064	–
MML Small/Mid Cap Value	400	–
MML Small Cap Index	369	–
MML Foreign	536	–
MML Conservative Allocation	10,604	–
MML Balanced Allocation	14,349	–
MML Moderate Allocation	42,362	–
MML Growth Allocation	51,784	–
MML Aggressive Allocation	1,045	–

	Service Class I 12b-1 Servicing Fees	Service Class I 12b-1 Distribution Fees
MML Concentrated Growth	$179	$–
MML Global	125	–

X. CODES OF ETHICS

MML Trust, MassMutual, AllianceBernstein, American Century, Capital Guardian, Legg Mason, MFS, NTI, Rainier, Templeton and T. Rowe Price have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

XI. BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

(Other than MML Small Cap Index)

For MML Conservative Allocation, MML Balanced Allocation, MML Moderate Allocation, MML Growth Allocation and MML Aggressive Allocation, all orders for the purchase or sale of portfolio securities (normally, the Underlying Funds) are placed on behalf of each Fund by MassMutual, pursuant to authority contained in each Fund’s management contract. A Fund will not incur any commissions or sales charges when it invests in Underlying Funds, but it may incur such costs if it invests directly in other types of securities.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. Each Fund’s investment adviser or sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund’s investment adviser or sub-adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Fund’s investment adviser or sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction. The investment adviser or sub-adviser must first determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investments adviser’s or sub-adviser’s overall responsibilities to MML Trust and to its other clients. The term “brokerage and research services” includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Certain investment advisers or sub-advisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or sub-adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

By virtue of the Sub-Advisory Agreements, each Sub-Adviser is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to the Management Agreement with the relevant Fund.

Although commissions paid on every transaction will, in the judgment of the investment adviser or sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the investment adviser’s or sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to a Fund’s investment adviser or sub-adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of an investment adviser’s or sub-adviser’s clients and not solely or necessarily for the benefit of MML Trust. The investment adviser or sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment adviser or sub-adviser as a consideration in the selection of brokers to execute portfolio transactions. The investment advisory fee that MML Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment adviser’s or sub-adviser’s receipt of brokerage and research services. To the extent MML Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the investment adviser or sub-adviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or sub-adviser in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or sub-adviser in carrying out its obligations to MML Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment advisers or sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment advisers or sub-advisers) who have entered into arrangements with MML Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The following table discloses the broker commissions paid by the Funds for the last three fiscal years.

Fund	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Period Ended Dec. 31, 2006
MML Asset Allocation*	$125,353	$105,732	$193,152
MML Equity Income*	204,008	119,270	55,815
MML Income & Growth*	52,353	101,198	71,226
MML Growth & Income*	194,930	170,083	237,269
MML Blue Chip Growth*	98,657	22,013	18,113
MML Large Cap Growth*	50,006	83,131	101,501
MML Concentrated Growth*	148,671	76,797	113,069
MML Mid Cap Value*	527,161	593,011	483,189
MML Mid Cap Growth*	133,323	149,300	139,115
MML Small/Mid Cap Value*	509,763	229,127	348,113
MML Small Cap Index*	5,039	1,703	69,237
MML Global*	70,872	94,260	94,645
MML Foreign*	71,450	132,045	113,875

	$2,191,586	$1,877,670	$2,038,319

*	Commenced operations May 1, 2006.

MML Equity Income Fund paid $196 to Jefferies and Company for the fiscal year ended December 31, 2008. Jefferies and Company is an affiliate of the Fund’s investment adviser.

MML Income & Growth Fund paid $545, $470 and $587 to JPMorgan Chase & Co. for the fiscal years ended December 31, 2008, 2007 and 2006, respectively. JPMorgan Chase & Co. is an affiliate of the Fund’s sub-adviser.

MML Income & Growth Fund paid $1,646 to Jefferies and Company for the fiscal year ended December 31, 2007. Jefferies and Company is an affiliate of the Fund’s investment adviser.

MML Blue Chip Growth Fund paid $88 and $32 to Jefferies and Company for the fiscal years ended December 31, 2008 and 2007, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

MML Mid Cap Value Fund paid $4,235, $7,615 and $219 to Jefferies and Company for the fiscal years ended December 31, 2008, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

MML Mid Cap Value Fund paid $19,899 and $3,124 to JPMorgan Chase & Co. for the fiscal years ended December 31, 2008 and 2007, respectively. JPMorgan Chase & Co. is an affiliate of the Fund’s sub-adviser.

MML Mid Cap Growth Fund paid $282, $522 and $969 to Jefferies and Company for the fiscal years ended December 31, 2008, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

MML Small/Mid Cap Value Fund paid $484, $4,916 and $1,240 to Goldman Sachs for the fiscal years ended December 31, 2008, 2007 and 2006, respectively. Goldman Sachs is an affiliate of the Fund’s former sub-adviser.

MML Small/Mid Cap Value Fund paid $238 to Jefferies and Company for the fiscal year ended December 31, 2008. Jefferies and Company is an affiliate of the Fund’s investment adviser.

MML Global Fund paid $2,506, $5,337 and $3,723 to Lehman Brothers for the fiscal years ended December 31, 2008, 2007 and 2006, respectively. Lehman Brothers is an affiliate of the Fund’s sub-adviser.

The following table discloses, for those Funds that had trades directed to a third-party soft dollar broker during the period ended December 31, 2008, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the period ended December 31, 2008 to recognize “brokerage and research” services, and commissions for such transactions:

Fund	Dollar Value of Those Transactions	Amount of Commissions
MML Asset Allocation	$77,570,664	$92,568
MML Growth & Income	122,892,717	143,931
MML Large Cap Growth	48,063,528	19,444
MML Concentrated Growth	18,209,564	42,204
MML Small/Mid Cap Value	57,383,929	35,779
MML Global	2,656,482	3,183
MML Foreign	32,502,424	30,868

MML Small Cap Index

MML Small Cap Index has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. The Fund’s Investment Management Agreement with MassMutual provides that MassMutual will follow such practices in placing portfolio transactions for the Fund as may from time to time be set forth in its Prospectus or specified by the Board of Trustees of MML Trust. Consistent with this agreement, the present policy of this Fund and its sub-adviser, in placing brokerage transactions, is to seek best execution by responsible brokerage firms at reasonably competitive commission rates. The sub-adviser will not consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Fund.

By virtue of the Sub-Advisory Agreement, NTI is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Investment Management Agreement with the Fund. The sub-adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the sub-adviser. The primary consideration is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. The sub-adviser attempts to achieve these results by choosing brokers to execute transactions based on (1) their professional capabilities (including use of capital, clearance and settlement procedures, and participation in underwriting and corporate finance issues), (2) the value and quality of their services and (3) the comparative brokerage commission rates which they offer.

Portfolio turnover will result from changes in the composition of the Index which the Fund seeks to follow and from purchases and redemptions of Fund shares and the reinvestment of Fund dividends. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the sub-adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of MML Trust.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker, to the extent and in the manner permitted by applicable law. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Portfolio securities normally will be purchased from or sold to dealers serving as market makers for the securities at a net price. MML Small Cap Index may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve a brokerage commission. The cost of a Fund’s investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Purchase and sale orders of the securities held by the Fund may be combined with those of other investment companies and accounts which attempt to track an equity index that the sub-adviser manages, and for which it has brokerage placement authority, in the interest of seeking the best overall terms. When the sub-adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by it, the sub-adviser undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with MML Small Cap Index, such as MassMutual, NTI and, in some cases, their affiliates, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

XII. CAPITAL SHARES

MML Trust is a “series” company. To date, shares of twenty-seven (27) series (i.e., investment portfolios) have been authorized: MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Equity Income Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Large Cap Value Fund, MML Equity Index Fund, MML Foreign Fund, MML Global Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML NASDAQ-100 Fund, MML Small Cap Growth Equity Fund, MML Small Cap Index Fund, MML Small/Mid Cap Value Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML American Funds Core Allocation Fund and MML Small Company Value Fund. Under MML Trust’s Declaration of Trust, however, the Board of Trustees is authorized to create new series, and to divide the shares of any series into two or more classes, without the necessity of a vote of shareholders of MML Trust, shares of each such class having such preferences or special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as are not inconsistent with any provision of the Declaration of Trust. Each share of a particular series, except as the Trustees may otherwise authorize in the case of any series that is divided into two or more classes, represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. The number of shares authorized will be unlimited. The Trustees may from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class. Each share of a particular series or class is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

The Declaration of Trust provides for the perpetual existence of MML Trust. The Declaration of Trust, however, provides that MML Trust may be terminated at any time by vote of shareholders holding at least a majority of the shares of each series entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least a majority of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

On any matter submitted to shareholders, shares of each series or class entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series’ shares. On any matter submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class except: (i) when required by the 1940 Act or when the Trustees have determined that the matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (ii) when Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. The separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual are the legal owners of the Fund’s shares. However, when the Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from the variable life insurance and variable annuity contract owners, instructions as to how to vote those shares. There is no minimum requirement for how many instructions must be received. When the separate investment accounts receive those instructions, they will vote all of the shares, for which they have not received voting instructions, in proportion to those instructions. This will also include any shares that the separate accounts own on their own behalf. This may result in a small number of contract owners controlling the outcome of the vote. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Fund. Because these separate accounts are invested in the same underlying Fund it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers, sub-advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life insurance or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life insurance or variable annuity contracts would result from utilizing the same underlying Fund, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life insurance contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life insurance and variable annuity separate accounts by the same Fund.

The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Fund. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

MML Trust is not required to hold annual or regular meetings of its shareholders. However, meetings of the shareholders may be called for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of MML Trust or any series or class or upon any other matter deemed by the Trustees to be necessary or desirable. There will normally be no meetings of shareholders for the purpose of electing Trustees except that MML Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders or as otherwise required by applicable law or regulation. Each Trustee of MML Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of MML Trust that an exception to the retirement policy of MML Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of MML Trust or the applicable series or class, except to change the name of MML Trust or to cure technical problems in the Declaration of Trust.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to MML Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

XIII. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust’s Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The NAV of each Fund’s shares is determined once daily as of the close (usually 4:00 p.m. Eastern Time) of the New York Stock Exchange (“NYSE,” or the “Exchange”) on each day on which the Exchange is open for trading. The Exchange is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total net asset value of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities.

The manner of determining the value of the total assets of each Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of

Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Swaps are marked to market daily based upon values from third party vendors or market makers to the extent available or model prices. Valuations received from third party vendors are determined using various valuation systems and models based on the type of instrument. The underlying inputs and market data used in such models may include broker quotes, market indices and yield curves, counterparty information, foreign exchange rates and other market data. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent, or as noted above, are deemed by the Board of Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees.

Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, in certain cases, market quotations for a specific portfolio security are readily available, but the authorized pricing service may not provide prices for that security, or the price provided by such authorized pricing service is deemed unreliable by the investment adviser or sub-adviser. In such cases, market maker quotations provided by an established market maker for that security (i.e. broker quotes) may be used to value the security, if the adviser has experience obtaining quotations from the market maker and the adviser determines that quotations obtained by it from the market maker in the past have generally been reliable (or, if the adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable); in any such case, the adviser shall review any market quotations so obtained, in light of other information in its possession, for their general reliability.

In addition, valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available, or is not deemed reliable by the adviser, or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by MML Trust’s funds. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Board of Trustees.

Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, MML Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that a Fund determines materially affects the value of foreign securities during this period, then MML Trust will value such securities at fair value as determined in good faith in accordance with procedures approved by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem that Fund’s shares.

The prices of foreign securities are quoted in foreign currencies. MML Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of MML Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

XIV. TAX STATUS

Shares of the Funds are offered only to the separate accounts of the participating insurance companies that fund variable life and variable annuity contracts. See the applicable contract prospectus for a discussion of the special taxation of those companies with respect to the accounts and their contract holders. The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, pursuant to the generally applicable rules of the Code. Because separate accounts of participating insurance companies will be the only shareholders of the Funds, no attempt is made here to describe in detail the tax aspects of an investment in the Funds to such shareholders.

Taxation of the Funds: In General

Each Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund must, among other things:

1. derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (a) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (b) in the securities of one or more qualified publicly traded partnerships (as defined below); and

3. distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year.

For purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (y) that derives at least 90% of its income from passive income sources defined in Code Section 7704(d); and (z) that derives less than 90% of its income from the qualifying income described in (1)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (2) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification requirements in (2) above, identification of the issuer (or, in some cases, issuers) of certain of a Fund’s investments will depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirements.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income and gains that are paid to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

By contrast, if a Fund were to fail to qualify as a regulated investment company in any taxable year, (1) that Fund would be subject to tax on its taxable income at corporate rates and would not be able to deduct the distributions it makes to shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements applicable to such accounts, with the result that contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid income tax at the Fund level and the non-deductible 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise tax applies to the excess of the required distribution for a calendar year over the amount treated as distributed for that year. Generally, the required distribution equals 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31 of such year (or December 31, if the Fund is permitted to elect and so elects) plus any income or gains from the prior year not previously distributed. The 4% excise tax generally does not apply to any regulated investment company whose sole shareholders are either tax-exempt pension funds or separate accounts of life insurance companies funding variable contracts.

In determining its net capital gain for capital gain dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Variable Contract Diversification Requirements

Each Fund also intends to comply with the separate diversification requirements for variable annuity and life insurance contracts under Code Section 817(h) and the regulations thereunder, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The regulations generally require the Fund’s assets to be diversified so that, as of the end of each calendar quarter or within 30 days thereafter, no single investment represents more than 55% of the value of the Fund’s total assets, no two investments represent more than 70% of the Fund’s total assets, no three investments represent more than 80% of the Fund’s total assets and no four investments represent more than 90% of the Fund’s total assets. For this purpose, the regulations treat all securities of the same issuer as a single investment, and in the case of “government securities,” each government agency or instrumentality is treated as a separate issuer. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to regulated investment companies and not more than 55% of its assets constitute cash, cash items, U.S. Government securities and securities of other regulated investment companies.

If a Fund were to fail to comply with these requirements, contracts that invest in the Fund through the participating insurance companies’ separate accounts would not be treated as annuity, endowment or life insurance contracts under the Code and the contract holders generally will be subject to tax on all taxable distributions from a Fund, and on all sales, exchanges or redemptions of shares in the Fund. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.

Investor Control

In addition, the IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of those contracts. The IRS has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract owner’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, the control described by the IRS in rulings. The Funds have objectives and strategies that are not materially narrower than the investment strategies described in IRS rulings in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. Regulations proposed by the Treasury Department in 2004 relating to Section 817(h) of the Code and current published IRS guidance do not directly speak to the strategies such as those used by the Funds, as described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Funds, and such guidance could affect the treatment of the Funds, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Funds will not have to change their investment objectives or investment policies. Each Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

Certain Investments of the Funds

A Fund’s transactions in options, futures contracts, forward contracts, swap agreements, other derivatives and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any resulting gain or loss, in addition to any other gains and losses associated with the positions, will be treated as 60% long-term and 40% short-term capital gain or loss.

An investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds and certain stripped securities will, and certain securities purchased at a market discount may, cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

A Fund’s investments in REIT equity securities, if any, may also require the Fund to accrue and distribute income not yet received. In addition, such investments may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

Foreign Investments and Taxes

Investment income received by a Fund and gains from foreign securities may be subject to foreign income taxes. The United States has entered into tax treaties with some foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund’s effective rate of foreign tax in advance.

Special U.S. tax considerations may also apply with respect to foreign investments by a Fund. Investments by a Fund in certain “passive foreign investment companies” could result in a tax on the Fund that cannot be avoided by making distributions to Fund shareholders. To avoid the potential for such a tax to apply, a Fund may elect to mark to market its investments in passive foreign investment companies on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

General Considerations

The rules regarding the taxation of the separate accounts of participating insurance companies that utilize Funds as investment vehicles for variable life and variable annuity contracts are complex. The foregoing is only a summary of certain material United States federal income tax consequences affecting the Funds. Participating insurance companies and owners of variable life and annuity contracts should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

XV. CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of each of the Funds to meet the requirements of the Code to qualify as a regulated investment company under the federal tax law. When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

XVI. EXPERTS

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as counsel to MML Trust.

The audited financial statements of each Fund are set forth in MML Trust’s Annual Report as of December 31, 2008 and are incorporated herein by reference in reliance upon the report of Deloitte & Touche, LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. A copy of MML Trust’s Annual Report as of December 31, 2008 is available, without charge, upon request by calling 1-888-309-3539.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated May 14, 1993, as amended from time to time. The obligations of MML Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of MML Trust, but only the property of the relevant series of MML Trust shall be bound.

APPENDIX A

SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s and Fitch Ratings (“Fitch”) are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B

PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of MML Trust with respect to the voting of proxies on behalf of each series of MML Trust (the “Series”). It is the general policy of MML Trust, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I. General Principles

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. Sub-Advisers

1. The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and MML Trust annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2. The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of MML Trust for which they act as investment sub-adviser and shall furnish such records to MassMutual and MML Trust annually.

3. The Sub-Advisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4. The Sub-Advisers shall provide MML Trust and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for MML Trust and MassMutual to comply with applicable laws and regulations.

III. MML Trust and MassMutual

1. The Chief Compliance Officer of MML Trust shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2. The Trustees of MML Trust shall not vote proxies on behalf of MML Trust or the Series.

3. MassMutual shall not vote proxies on behalf of MML Trust or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4. Whenever a Feeder Fund, as an interestholder of a Master Fund, is requested to vote on any matter submitted to interestholders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interestholder of the Master Fund, in proportion to the votes received by the Master Fund from all other interestholders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, if applicable, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Investment Adviser Policies And Procedures Manual

Proxy Voting Policies and Procedures

as Investment Adviser to the Fund of Fund Series of the MassMutual Select Funds,

MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II

(August 15, 2008)

General Overview

Policy:

It is the policy of MassMutual to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to its role as investment adviser to each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II (each, a “Trust”) operating as a “fund of funds” (each a “Fund” and, collectively, the “Funds”). MassMutual will vote proxies for the Funds in a manner intended to be in the best interest of the Funds and to minimize any material conflicts between the interests of MassMutual and the Funds.

Background:

MassMutual currently serves as investment adviser to each of the Funds. With the exception of one Fund, each Fund currently invests in other series of the Trusts and may also invest in mutual funds advised by OppenheimerFunds Inc., a MassMutual affiliate. One Fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.

MassMutual will vote proxies of the underlying funds held by the Funds in accordance with the following procedure.

Procedure:

1. When a Fund holds shares of an underlying fund advised by MassMutual, MassMutual will vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MassMutual. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

2. When a Fund holds shares of an underlying fund advised by a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MassMutual or a control affiliate of MassMutual) of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

3. When a Fund holds shares of an underlying fund not advised by MassMutual or a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

Operating Procedures

MassMutual shall exercise its proxy voting responsibility with respect to the Fund through MassMutual Retirement Services Investment Management (“RS Investment Management”).

All proxy statements and proxy cards received by a MassMutual employee relating to a Fund are to be immediately forwarded to RS Investment Management for logging and posting of votes.

RS Investment Management, acting through the head of Investment Services or the head of Investment Management is responsible for (i) logging, reviewing and casting the vote for all proxies solicited and received with respect to each Fund, (ii) voting such proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

RS Investment Management will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each proxy statement that MassMutual receives regarding a Fund’s investments;

•	A record of each vote cast by MassMutual on behalf of a Fund; and

•	A copy of any document created by MassMutual that was material to making a decision how to vote proxies on behalf of a Fund or that memorializes the basis for that decision.

ALLIANCEBERNSTEIN

Firm Policy

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

AMERICAN CENTURY PROXY VOTING GUIDELINES

American Century is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds it advises. In exercising its voting obligations, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. American Century attempts to consider all factors of its vote that could affect the value of the investment.

American Century has determined that certain significant contributors to shareholder value exist with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. American Century’s Proxy Voting Guidelines specifically address these considerations and establish a framework for American Century’s consideration of the vote that would be appropriate for the funds it advises. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Election of Directors

•	Ratification of Selection of Auditors

•	Equity-Based Compensation Plans

•	Anti-Takeover Proposals

–	Cumulative Voting

–	Staggered Boards

–	“Blank Check” Preferred Stock

–	Elimination of Preemptive Rights

–	Non-targeted Share Repurchase

–	Increase in Authorized Common Stock

–	“Supermajority” Voting Provisions or Super Voting Share Classes

–	“Fair Price” Amendments

–	Limiting the Right to Call Special Shareholder Meetings

–	Poison Pills or Shareholder Rights Plans

–	Golden Parachutes

–	Reincorporation

–	Confidential Voting

–	Opting In or Out of State Takeover Laws

•	Shareholder Proposals Involving Social, Moral or Ethical Matters

•	Anti-Greenmail Proposals

•	Changes to Indemnification Provisions

•	Non-Stock Incentive Plans

•	Director Tenure

•	Directors’ Stock Options Plans

•	Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which American Century may have a potential conflict of interest. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds advised by the subadviser, all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

A copy of American Century’s Proxy Voting Guidelines is available on the About Us page at americancentury.com.

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•

Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•

Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date

This policy is effective as of November 21, 2007.

LEGG MASON CAPITAL MANAGEMENT, INC.

PROXY VOTING

The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

Procedures

Oversight of Principles and Procedures

The Firm’s Chief Investment Officer has full authority to determine the Firm’s proxy voting principles and procedures and vote proxies on behalf of the Firm’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm’s Proxy Officers and the Legal and Compliance Department. The Firm will periodically review its existing principles and procedures in light of the Firm’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company’s shares are no longer held by the Firm’s clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant. If the Proxy Administration Officer confirms that shares of a security are on loan as of the record date of the meeting for which a proxy is received, the Firm will be unable to vote those shares for the client. As a general matter, the Firm discourages its clients from loaning the securities the Firm manages.

Proxy Administration

The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm’s proxy votes, as well as to maintain proxy voting receipts and records (the “Proxy Administration Vendor”). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm’s Proxy Administration Vendor.

Compliance Review

A Compliance Officer will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm’s clients.

Identifying Conflicts

In identifying conflicts of interest, a Compliance Officer will review the following issues:

(i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm’s clients;

(ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

(iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the Proxy Officer votes the shares.

Assessing Materiality

If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

(i) The Compliance Officer will consult with representatives of the Firm’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(ii) After the determination is made, the following procedures will apply:

(a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting;

(b) If the final determination is that the conflict is material, the following procedures will apply:

(1) If the Firm’s Proxy Voting Guidelines (“Guidelines”), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

(2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

Notification to Clients

To the extent a client requires notification if a conflict of interest is identified, a Compliance Officer will ensure that notification is carried out in a timely manner.

Proxy Officer Duties

The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm’s Investment Team, company management, independent research services, or other sources to determine how to vote in the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm’s Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm’s affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will sign and return to the Proxy Administration Officer all forms indicating the manner in which votes on proxy issues should be cast by the Proxy Administration Officer.

Proxy Administration Officer Duties

The Proxy Administration Officer will:

(i) Provide custodians with instructions to forward proxies to the Firm’s Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

(ii) When proxy data is received from the Firm’s Proxy Administration Vendor, reconcile the number of shares indicated on the proxy with the Firm’s internal data on shares held as of the record date;

a) Other Discrepancies Noted

If any share discrepancies are noted, the Proxy Administration Officer will notify the custodian.

1) Manual Voting

If the Firm’s Proxy Administration Vendor did not receive a ballot for a client, the Proxy Administration Officer will contact the custodian to obtain a control number and then use the control number to allow the Proxy Administration Vendor to update the ballot, if time permits, or manually vote the shares for that client.

(iii) Use best efforts to obtain missing proxies from custodian;

(iv) Inform the Legal and Compliance Department and Proxy Administration Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

(v) Ensure the Proxy Administration Officer and the Legal and Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

(vi) Per instructions from the Proxy Administration Officer or a Compliance Officer, vote proxy issues via the Proxy Administration Vendor’s software, online or via facsimile, and;

(vii) Obtain evidence of receipt and maintain records of all proxies voted.

SCHEDULE 3

PROXY VOTING GUIDELINES

The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	Firm Guideline
BOARD OF DIRECTORS

Independence of Boards of Directors: majority of unrelated directors, independent of management	For

Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For

Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For

Cumulative Voting for Directors	For

Staggered Boards	Against

Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case

Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For

Director Liability & Indemnification: support limitation of liability and provide indemnification	For

Audit Process	For

Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For

Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For

Fixed Retirement Policy for Directors	Case-by-Case

Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For

Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For

Annual Review of Board/CEO by Board	For

Periodic Executive Sessions Without Mgmt (including CEO)	For

Votes for Specific Directors	Case-by-Case

Proxy Issue	Firm Guideline
MANAGEMENT AND DIRECTOR COMPENSATION

Stock Option and Incentive Compensation Plans:	Case-by-Case

Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case

Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value

Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against

Expiry: plan whose options have a life of more than ten years	Case-by-Case

Expiry: “evergreen” stock option plans	Against

Dilution:	Case-by-Case—taking into account value creation, commitment to shareholder-friendly policies, etc.

Vesting: stock option plans that are 100% vested when granted	Against

Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For

Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against

Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case

Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against

Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against

Change in Control: granting options or bonuses to outside directors in event of a change in control	Against

Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against

Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against

Director Compensation: % of directors’ compensation in form of common shares	For

Golden Parachutes	Case-by-Case

Expense Stock Options	For

Severance Packages: must receive shareholder approval	For

Lack of Disclosure about Provisions of Stock-based Plans	Against

Reload Options	Against

Plan Limited to a Small Number of Senior Employees	Against

Employee Stock Purchase Plans	Case-by-Case

Proxy Issue	Firm Guideline
TAKEOVER PROTECTIONS

Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against

Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case

Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against

Crown Jewel Defenses	Against

Payment of Greenmail	Against

“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against

Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against

Poison Pills: receive shareholder ratification	For

Redemption/Ratification of Poison Pill	For

SHAREHOLDERS’ RIGHTS

Confidential Voting by Shareholders	For

Dual-Class Share Structures	Against

Linked Proposals: with the objective of making one element of a proposal more acceptable	Against

Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against

Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against

Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For

Shareholder Proposals	Case-by-Case

Stakeholder Proposals	Case-by-Case

Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against

“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For

Preemptive Rights	For

Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For

Allow Shareholder action by written consent	For

Allow Shareholders to call Special Meetings	For

Social and Environmental Issues	As recommended by Company Management

Reimbursing Proxy Solicitation Expenses	Case-by-Case

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.	VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that—guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.	ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.     Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.     Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts. 1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.     Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.     Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

NORTHERN TRUST

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, N.A. (“NTI”) in its capacity as Investment Sub-Adviser. NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; (5) require a supermajority shareholder vote to approve charter and bylaw amendments; and (6) adopt certain social and environmental proposals. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case, including those regarding executive and director compensation plans, mergers and acquisitions, poison pills, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The foregoing is only a summary of the Proxy Voting Policy and Proxy Voting Guidelines. You may obtain, upon request and without charge, a full-version paper copy of the Proxy Voting Policy and Proxy Voting Guidelines by calling 800/595-9111.

RAINIER INVESTMENT MANAGEMENT, INC.

2009 PROXY VOTING POLICY

SUMMARY & PROCEDURES

INTRODUCTION

This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.® (“RIM”) and is intended to be in compliance with 17 CFR 270.30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

RIM is the Adviser of the Rainier Investment Management Mutual Funds (“Funds”). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds’ portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM’s guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

PROCEDURES

Procedures used to address any potential conflicts of interest.

RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

•	Issues that ISS itself considers on a case-by-case basis

The extent to which RIM delegates proxy voting authority to or relies on recommendations of a third party.

As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

To the extent RIM desires to override ISS’s vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM’s interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM’s interests and a client’s interest, RIM will resolve such a conflict in the manner described below, in its discretion:

(i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM’s reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

(ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

(iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

(iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

(v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

(vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

The extent to which RIM will support or give weight to the views of management of a portfolio company.

We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

Policies and procedures relating to matters substantially affecting the rights of the holders of the security being voted.

Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

Disclosure to Clients.

RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

Books and Records Maintained by RIM.

In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•	RIM’s policies and procedures relating to voting proxies;

•

A copy of each proxy statement that RIM receives regarding clients’ securities, provided that RIM may rely on (a) a third party to make and retain, on RIM’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•	A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM’s behalf, pursuant to a written undertaking, records of votes cast;

•	Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

•

A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM’s main business office.

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

Copyright © 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

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1.    Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2.    Board of Directors:

Voting on Director1 Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD2 from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

- Degree to which absences were due to an unavoidable conflict;

- Pattern of absenteeism; and

[1]	RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.
[2]

In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

- Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/(CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3.    Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4.    Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5.    Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.    State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.    Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8.    Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•

The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts—Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure—Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

-	Excessive “make whole” provisions;

-	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive’s termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9.    Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	The issuer is a significant executing broker dealer;[3]

5.	An Access Person[4] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[5] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

[1]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[2]

The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[3]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).
[4]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[5]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

13.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

14.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 15, 2009

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), formerly known as Institutional Shareholder Services (“ISS”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG’s web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors—T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also vote against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies—RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management—Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts—Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes—In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan—The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent. All proxy voting materials and supporting documentation are retained for six years.

APPENDIX C

ADDITIONAL PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P.

MML Small/Mid Cap Value Fund

Team Description:

The portfolio managers of the MML Small/Mid Cap Value Fund are James MacGregor, Gerry Paul and Andrew Weiner.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James MacGregor
Registered investment companies**	9	$2.08 billion	0	N/A
Other pooled investment vehicles	4	$151 million	0	N/A
Other accounts	49	$728 million	0	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gerry Paul
Registered investment companies**	51	$15.475 billion	1	$3.725 billion
Other pooled investment vehicles	68	$5.255 billion	2	$513 million
Other accounts	36,672	$27.287 billion	8	$624 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Andrew Weiner
Registered investment companies**	9	$2.08 billion	0	N/A
Other pooled investment vehicles	4	$151 million	0	N/A
Other accounts	49	$728 million	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include the MML Small/Mid Cap Value Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio managers did not own any shares of the MML Small/Mid Cap Value Fund.

Investment Professional Conflict of Interest Disclosure:

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading:

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients:

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities:

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation:

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

American Century Investment Management, Inc.

The Portfolio Managers for the MML Income & Growth Fund are Kurt Borgwardt, John Schneidwind, Lynette Pang and Zili Zhang. The Portfolio Managers of the MML Mid Cap Value Fund are Phillip N. Davidson, Michael Liss and Kevin Toney.

MML Income & Growth Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Kurt Borgwardt
Registered investment companies**	5	$2.7 billion	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	4	$4.7 million	0	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John Schneidwind
Registered investment companies**	6	$2.7 billion	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	1	$2.3 million	0	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Lynette Pang
Registered investment companies**	5	$580.0 million	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	1	$958.7 thousand	0	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Zili Zhang
Registered investment companies**	6	$2.7 billion	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	2	$3.7 million	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include the MML Income & Growth Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio managers did not own any shares of the MML Income & Growth Fund.

MML Mid Cap Value Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Phillip N. Davidson
Registered investment companies**	8	$7.9 billion	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	1	$85.1 million	0	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael Liss
Registered investment companies**	8	$7.9 billion	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	1	$85.1 million	0	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Kevin Toney
Registered investment companies**	8	$7.9 billion	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	1	$85.1 million	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include the MML Mid Cap Value Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio managers did not own any shares of the MML Mid Cap Value Fund.

Potential Conflicts of Interest:

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation:

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2008, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the MML Income & Growth Fund and MML Mid Cap Value Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of MML Income & Growth Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of MML Mid Cap Value Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Capital Guardian Trust Company

The portfolio managers for the MML Asset Allocation Fund are Terry Berkemeier, Theodore R. Samuels, Eric H. Stern, Alan J. Wilson, David Lee and Wesley K.-S. Phoa. The portfolio managers of the MML Growth & Income Fund are Terry Berkemeier, Theodore R. Samuels, Eric H. Stern and Alan J. Wilson.

MML Asset Allocation Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Terry Berkemeier
Registered investment companies**	8	$1.37 billion	0	N/A
Other pooled investment vehicles	10	$4.28 billion	0	N/A
Other accounts***	109	$18.28 billion	12	$2.81 billion

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Theodore R. Samuels
Registered investment companies**	9	$1.84 billion	0	N/A
Other pooled investment vehicles	10	$1.52 billion	0	N/A
Other accounts***	266	$13.53 billion	2	$960 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Eric H. Stern
Registered investment companies**	11	$1.98 billion	0	N/A
Other pooled investment vehicles	11	$4.33 billion	0	N/A
Other accounts***	120	$24.14 billion	14	$6.56 billion

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Alan J. Wilson
Registered investment companies**	11	$2.27 billion	0	N/A
Other pooled investment vehicles	9	$2.43 billion	0	N/A
Other accounts***	62	$11.52 billion	1	$820 million

	Number of Accounts Managed+	Total Assets+	Number of Accounts Managed for which Advisory Fee is Performance- Based+	Total Assets+
David Lee
Registered investment companies**	0	N/A	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts***	6	$3.19 billion	0	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Wesley K.-S. Phoa
Registered investment companies**	2	$460 million	0	N/A
Other pooled investment vehicles	5	$650 million	0	N/A
Other accounts***	14	$5.19 billion	0	N/A

+	The information provided is as of February 27, 2009.
*	The information provided is as of December 31, 2008.
**	Does not include the MML Asset Allocation Fund.
***	Reflects other professionally managed accounts of CGTC or companies affiliated with CGTC.
Personal brokerage accounts of portfolio managers and their families are not reflected.

Ownership of Securities:

As of December 31, 2008, the portfolio managers did not own any shares of the MML Asset Allocation Fund.

MML Growth & Income Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Terry Berkemeier
Registered investment companies**	8	$1.38 billion	0	N/A
Other pooled investment vehicles	10	$4.28 billion	0	N/A
Other accounts***	109	$18.28 billion	12	$2.81 billion

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Theodore R. Samuels
Registered investment companies**	9	$1.84 billion	0	N/A
Other pooled investment vehicles	10	$1.52 billion	0	N/A
Other accounts***	266	$13.53 billion	2	$960 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Eric H. Stern
Registered investment companies**	11	$1.99 billion	0	N/A
Other pooled investment vehicles	11	$4.33 billion	0	N/A
Other accounts***	120	$24.14 billion	14	$6.56 billion

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Alan J. Wilson
Registered investment companies**	11	$2.27 billion	0	N/A
Other pooled investment vehicles	9	$2.43 billion	0	N/A
Other accounts	62	$11.52 billion	1	$820 million

*	The information provided is as of December 31, 2008.
**	Does not include the MML Asset Allocation Fund.
***	Reflects other professionally managed accounts of CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio managers and their families are not reflected.

Ownership of Securities:

As of December 31, 2008, the portfolio managers did not own any shares of the MML Growth & Income Fund.

Description of any Material Conflicts:

CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation:

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.

The benchmarks used to measure performance of the portfolio managers for the MML Asset Allocation Fund include, as applicable, the S&P 500 Index, a customized Growth and Income index based on the Lipper Growth and Income Index, Barclays Capital US Government Index, Barclays Capital US Securitized Index and the Barclays Capital US Aggregate Bond index.

The benchmarks used to measure performance of the portfolio managers for the MML Growth & Income Fund include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

Legg Mason Capital Management, Inc.

Robert Hagstrom is the portfolio manager of the MML Concentrated Growth Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Robert Hagstrom
Registered investment companies**	6	$1.3 billion	0	N/A
Other pooled investment vehicles	4	$98.9 million	0	N/A
Other accounts	23	$875.1 million	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include the MML Concentrated Growth Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio manager did not own any shares of the MML Concentrated Growth Fund.

Conflicts of Interest:

The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Structure of Compensation:

The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the portfolio manager’s performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the portfolio manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the portfolio manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the portfolio manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the portfolio manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Massachusetts Financial Services Company

The portfolio manager for the MML Global Fund is David R. Mannheim.

Other Accounts Managed:*

David R. Mannheim	Number of Accounts	Total Assets
Registered Investment Companies	15	$6.9 billion
Other Pooled Investment Vehicles	4	$967 million
Other Accounts	95	$16.7 billion

With respect to the accounts identified in the table above, David R. Mannheim manages 12 other accounts with assets totaling $2.0 billion for which the advisory fees are based in part on the performance of the accounts.

Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

* The information provided is as of December 31, 2008 and does not include the MML Global Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio manager did not own any shares of the MML Global Fund.

Conflicts of Interest:

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation:

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
David R. Mannheim	Lipper International Funds
Lipper Global Funds
Lipper Variable Global Core Funds
MSCI EAFE Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI World Index
Lipper Global Multi-Cap Core Funds
Lipper Global Large-Cap Core Funds
FTSE All World Index
MSCI KOKUSAI Index
Standard & Poor’s Developed Large Mid Cap Growth

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Northern Trust Investments, N.A.

Brent Reeder is primarily responsible for the day-to-day management of the MML Small Cap Index Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	19	$9,755,312,962	0	N/A
Other pooled investment vehicles	35	$45,432,490,514	0	N/A
Other accounts	71	$34,169,252,600	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include MML Small Cap Index Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio manager did not own any shares of MML Small Cap Index Fund.

Conflicts of Interest:

NTI’s portfolio managers are often responsible for managing one or more Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation:

The compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the financial performance of the investment business unit and Northern Trust Corporation as a whole along with a quantitative and qualitative evaluation of each portfolio manager’s investment performance. The qualitative evaluation of the portfolio managers may include, and is not limited to, an assessment of their analytical, communication, organizational and team skills, as well as substantive knowledge of their respective markets. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Rainier Investment Management, Inc.

The portfolio managers of the MML Large Cap Growth Fund are James Margard, Daniel Brewer, Mark Broughton, Stacie Cowell, Mark Dawson, Andrea Durbin and Peter Musser.

Other Accounts Managed:*

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James R. Margard	Registered Investment Companies	14	$6.67 billion	0	N/A
	Other Pooled Investment Vehicles	2	383.4 million	0	N/A
	Other Accounts	162	$5.46 billion	0	N/A

Daniel M. Brewer	Registered Investment Companies	14	$6.67 billion	0	N/A
	Other Pooled Investment Vehicles	2	383.4 million	0	N/A
	Other Accounts	162	$5.46 billion	0	N/A

Mark W. Broughton	Registered Investment Companies	14	$6.67 billion	0	N/A
	Other Pooled Investment Vehicles	2	383.4 million	0	N/A
	Other Accounts	162	$5.46 billion	0	N/A

Stacie L. Cowell	Registered Investment Companies	14	$6.67 billion	0	N/A
	Other Pooled Investment Vehicles	2	383.4 million	0	N/A
	Other Accounts	162	$5.46 billion	0	N/A

Mark H. Dawson	Registered Investment Companies	14	$6.67 billion	0	N/A
	Other Pooled Investment Vehicles	2	383.4 million	0	N/A
	Other Accounts	162	$5.46 billion	0	N/A

Andrea L. Durbin	Registered Investment Companies	14	$6.67 billion	0	N/A
	Other Pooled Investment Vehicles	2	383.4 million	0	N/A
	Other Accounts	162	$5.46 billion	0	N/A

Peter M. Musser	Registered Investment Companies	14	$6.67 billion	0	N/A
	Other Pooled Investment Vehicles	2	383.4 million	0	N/A
	Other Accounts	162	$5.46 billion	0	N/A

*	The information provided is as of December 31, 2008 and does not include the MML Large Cap Growth Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio managers did not own any shares of the MML Large Cap Growth Fund.

Conflicts of Interest:

The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser’s revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser may aggregate orders of the portfolios it advises with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Compensation:

All portfolio managers are compensated by the Portfolio’s Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders receive a dividend based on the number of Rainier Investment Management shares owned. Portfolio managers who are principals receive an annual bonus based on a specified percentage of firm profits

Templeton Investment Counsel, LLC

The portfolio managers of the MML Foreign Fund are Peter A. Nori, Gary P. Motyl and Tina Sadler.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Peter A. Nori
Registered investment companies**	10	$10.835 billion	0	N/A
Other pooled investment vehicles	3	$882.5 million	0	N/A
Other accounts	30	$3.419 billion	0	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gary P. Motyl
Registered investment companies**	11	$9.482 billion	0	N/A
Other pooled investment vehicles	7	$1.073 billion	1	$68.1 million
Other accounts	47	$6.591 billion	1	$37.6 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Tina Sadler
Registered investment companies**	10	$4.147 billion	0	N/A
Other pooled investment vehicles	4	$105.7 million	0	N/A
Other accounts	30	$3.911 billion	1	$37.6 million

*	The information provided is as of December 31, 2008.
**	Does not include the MML Foreign Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio managers did not own any shares of the MML Foreign Fund.

Conflicts of Interest:

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Compensation Structure:

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

T. Rowe Price Associates, Inc.

The portfolio manager of the MML Equity Income Fund is Brian C. Rogers. The portfolio manager of the MML Mid Cap Growth Fund is Brian W. H. Berghuis. The portfolio manager of the MML Blue Chip Growth Fund is Larry J. Puglia. The portfolio manager of the MML Small Company Value Fund is Preston G. Athey.

MML Equity Income Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian C. Rogers
Registered investment companies**	14	$19.8 billion	0	N/A
Other pooled investment vehicles	2	$687.2 million	0	N/A
Other accounts	9	$511.2 million	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include MML Equity Income.

Ownership of Securities:

As of December 31, 2008, the portfolio manager did not own any shares of MML Equity Income Fund.

MML Mid Cap Growth Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian W. H. Berghuis
Registered investment companies**	7	$12.3 billion	0	N/A
Other pooled investment vehicles	2	$196.5 million	0	N/A
Other accounts	5	$388.7 million	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include the MML Mid Cap Growth Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio manager did not own any shares of the MML Mid Cap Growth Fund.

MML Blue Chip Growth Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Larry J. Puglia
Registered investment companies**	15	$12.8 billion	0	N/A
Other pooled investment vehicles	3	$527.1 million	0	N/A
Other accounts	12	$962.3 million	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include the MML Blue Chip Growth Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio manager did not own any shares of the MML Blue Chip Growth Fund.

MML Small Company Value Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Preston G. Athey
Registered investment companies**	9	$5.59 million	0	N/A
Other pooled investment vehicles	0	$0	0	N/A
Other accounts	9	$479.9 million	0	N/A

*	The information provided is as of December 31, 2008.
**	Does not include the MML Small Company Value Fund.

Ownership of Securities:

As of December 31, 2008, the portfolio manager did not own any shares of the MML Small Company Value Fund.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Equity Income), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Massachusetts Mutual Life Insurance Company

Committee Description:

MassMutual, as the MML Conservative Allocation Fund’s, MML Balanced Allocation Fund’s, MML Moderate Allocation Fund’s, MML Growth Allocation Fund’s and MML Aggressive Allocation Fund’s investment adviser, administers the asset allocation program for each of these Funds. This function is performed by MassMutual’s Retirement Income Asset Allocation Committee (“the Committee”), led by Stephen J. Brunette, CFA. The other regular member of the Committee is Richard J. Byrne, ASA.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen J. Brunette
Registered investment companies**	1	$68 million	0	N/A
Other pooled investment vehicles	0	N/A	N/A	N/A
Other accounts	0	N/A	N/A	N/A

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Richard J. Byrne
Registered investment companies**	1	$68 million	0	N/A
Other pooled investment vehicles	0	N/A	N/A	N/A
Other accounts	0	N/A	N/A	N/A

*	The information provided is as of December 31, 2008.
**	Does not include the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund.

Ownership of Securities:

As of December 31, 2008, the Committee members did not own any shares of the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund.

Potential Conflicts of Interest:

A conflict of interest may arise due to differences in the investment adviser’s net management fee among the underlying funds in which these Funds invest such that the Committee might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain underlying funds could influence the Committee to lend preferential treatment to those funds. In addition, the Committee might be motivated to favor affiliated underlying funds over non-affiliated underlying funds.

Compensation:

The Committee’s members are paid the same as other employees of the adviser such that their compensation consists of a base salary and an annual discretionary bonus. The adviser also matches a portion of employees’ 401(k) contributions, if any.

MML SERIES INVESTMENT FUND

Supplement dated May 1, 2009 to the

Prospectus dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Until May 8, 2009, the following information replaces the information found in the first paragraph of the section titled Principal Investment Strategies and Risks for the MML Large Cap Growth Fund on page 22:

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Rainier Investment Management, Inc. (“Rainier”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. Rainier may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RS2972-09-01

MML SERIES INVESTMENT FUND

Supplement dated May 1, 2009 to the

Prospectus dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information supplements the information found in the section titled Summary of Principal Risks:

•

Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. A Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives, by entering into reverse repurchase agreements and by borrowing money to repurchase shares or to meet redemption requests. Certain derivatives have the potential for unlimited loss, regardless of the size of the investment. Leveraging may increase the assets on which the investment adviser’s or subadviser’s fee is based.

•

Convertible Securities Risk. Because convertible securities can be converted into common stock, their value normally will vary in some proportion with those of the underlying common stock. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

The following portfolio manager’s name found under Rainier Investment Management, Inc. in the section titled About the Investment Adviser and Sub-Advisers is replaced with the following:

Andrea L. Durbin

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RS2972-09-02